UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

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Ultralife Batteries, Inc.

(Name of Registrant as Specified In Its Charter)

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ULTRALIFE BATTERIES, INC.
2000 TECHNOLOGY PARKWAY
NEWARK, NEW YORK 14513
May 3, 2006
To Our Shareholders:
     You are cordially invited to attend the Annual Meeting of Shareholders of Ultralife Batteries, Inc. on Thursday, June 8, 2006 at 10:30 A.M. at our corporate offices, 2000 Technology Parkway, Newark, New York 14513.
     The accompanying Notice of Annual Meeting of Shareholders and Proxy Statement describe in detail the matters expected to be acted upon at the meeting. This package also contains our 2005 Annual Report to Shareholders, which consists of the Company’s annual report and Form 10-K for the year ended December 31, 2005, and which sets forth important business and financial information concerning your Company.
     We hope that you will be able to attend this year’s Annual Meeting.

Very truly yours,

John D. Kavazanjian President and Chief Executive Officer

ULTRALIFE BATTERIES, INC.
2000 TECHNOLOGY PARKWAY
NEWARK, NEW YORK 14513
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
JUNE 8, 2006
     Notice is hereby given that the 2006 Annual Meeting of Shareholders (the “Meeting”) of Ultralife Batteries, Inc. (the “Company”) will be held on Thursday, June 8, 2006 at 10:30 A.M. at our corporate offices, 2000 Technology Parkway, Newark, New York 14513 for the following purposes:
     1. to elect directors for a term of one year and until their successors are duly elected and qualified;
     2. to ratify the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2006;
     3. to approve the amendment of our Amended and Restated Long-Term Incentive Plan by increasing from 750,000 to 1,500,000 the number of shares of the Company’s Common Stock authorized to be issued pursuant to that plan;
     4. to ratify and approve the grant of a non-qualified stock option to John D. Kavazanjian, our Chief Executive Officer, to acquire up to 80,000 shares of our Common Stock; and
     5. to transact such other business as may properly come before the Meeting and any adjournments thereof.
     Only shareholders of record of Common Stock, par value $.10 per share, of the Company at the close of business on April 12, 2006 are entitled to receive notice of, and to vote at and attend the Meeting. If you do not expect to be present, you are requested to fill in, date and sign the enclosed proxy, which is solicited by our Board of Directors, and to return it promptly in the enclosed envelope. In the event you decide to attend the Meeting in person, you may, if you desire, revoke your proxy and vote your shares in person.
     Our Annual Report to Shareholders for the year ending December 31, 2005, which includes the Company’s Form 10-K, is enclosed.

By Order of the Board of Directors

Ranjit C. Singh Chairman of the Board of Directors

Dated: May 3, 2006

IMPORTANT
REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE MEETING, WE ENCOURAGE YOU TO
COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED,
WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

ULTRALIFE BATTERIES, INC.
2000 TECHNOLOGY PARKWAY
NEWARK, NEW YORK 14513
(315) 332-7100
PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS
JUNE 8, 2006
INFORMATION CONCERNING SOLICITATION AND VOTING
     We are furnishing this proxy statement to our shareholders in connection with our Board of Directors’ solicitation of proxies for use at our 2006 Annual Meeting of Shareholders (the “Meeting”) to be held on Thursday, June 8, 2006, at 10:30 A.M. and at any adjournments thereof. The Meeting will be held at our corporate offices, 2000 Technology Parkway, Newark, New York 14513.
     The approximate date on which the enclosed form of proxy and this proxy statement are first being sent to our shareholders is May 3, 2006.
     When a proxy is returned properly signed and dated, the shares represented thereby will be voted in accordance with the shareholder’s directions. If the proxy is signed and returned without choices having been specified, the shares will be voted FOR the election of each director-nominee named herein, and FOR the other proposals identified herein. If for any reason any of the nominees for election as directors shall become unavailable for election, discretionary authority may be exercised by the proxies to vote for substitute nominees proposed by our Board of Directors. A shareholder has the right to revoke a previously granted proxy at any time before it is voted by filing with the Secretary of the Company a written notice of revocation, or a duly executed later-dated proxy, or by requesting return of the proxy at the Meeting and voting in person.
     Only shareholders of record at the close of business on April 12, 2006 are entitled to notice of, and to vote at, the Meeting. As of April 12, 2006, there were 14,780,096 shares of our Common Stock, par value $.10 per share (“Common Stock”), issued and outstanding, each entitled to one vote per share at the Meeting. A majority of the outstanding shares of Common Stock, represented in person or by proxy at the Meeting, will constitute a quorum for the transaction of all business.
     Pursuant to the provisions of the Delaware General Corporation Law, our directors will be elected by a plurality of the votes cast by the holders of shares of Common Stock present in person or represented by proxy at the Meeting and entitled to vote at the Meeting. Because directors are elected by a plurality of the votes cast, withholding authority to vote with respect to one or more nominees will have no effect on the outcome of the election, although such shares would be counted as present for purposes of determining the existence of a quorum. The affirmative vote of holders of a majority of the shares of Common Stock represented at the Meeting and entitled to vote on the proposal to ratify the selection of the Company’s independent registered public accounting firm, to approve the amendment of our Amended and Restated Long-Term Incentive Plan and to ratify and approve a stock option grant to our Chief Executive Officer is required for approval of those proposals. For purposes of the vote on these proposals, abstentions would have the effect of voting against the proposals because they are deemed to be present and entitled to vote but do not count toward the affirmative vote required to approve the proposals. Similarly, when brokers have discretionary authority to vote on a particular proposal, such as the ratification of the selection of our independent registered public accounting firm, shares held by them would be deemed present for quorum purposes and entitled to vote for voting purposes, meaning that a broker abstention would then have the effect of voting against the proposal. In contrast, broker non-votes (which occur when shares held by brokers or nominees for beneficial owners cannot be voted on matters deemed to be non-discretionary, absent instruction from the beneficial owner), which could occur with respect to the proposals to approve the amendment of the Amended and Restated Long-Term Incentive Plan and the option grant to our Chief Executive Officer, as these are non-discretionary matters as to which brokers cannot vote without instruction from the beneficial owners of shares, would not be entitled to vote on the proposals, and would therefore have no effect on the outcome.
     We will bear the cost of soliciting proxies. In addition to the solicitation of proxies by use of the mails, some of our officers, directors and regular employees, without extra remuneration, may solicit proxies personally or by telephone, telefax or similar transmission. We will reimburse record holders for expenses in forwarding proxies and proxy soliciting material to the beneficial owners of the shares held by them.
PROPOSAL 1
ELECTION OF DIRECTORS
     Our Board of Directors currently has seven directors, all of whom except Carl H. Rosner are running for re-election for a one year period. Mr. Rosner had previously notified our Board of Directors that he was retiring from our Board of Directors and would not be standing for re-election to our Board at the Meeting and accordingly, effective the date of the Meeting, Mr. Rosner will no longer sit on our Board of Directors or on any of its committees. Carole L. Anderson is being nominated for the first time. Each director shall serve until the next annual meeting of shareholders and until his or her successor shall have been elected and qualified. The names of, and certain information with respect to, the persons nominated for election as directors are presented on the following pages.

Name	Age	Present Principal Occupation and Employment History
Ranjit C. Singh	53	Mr. Singh has been a director of the Company since August 2000, and has served as Chairman of the Board since December 2001. Mr. Singh is currently President and Chief Executive Officer of Tech Books, a position he has held since February 2003. Since February 2002, he has served as President and Chief Executive Officer of Reliacast Inc., a video streaming software and services company. Prior to that, he was President and Chief Operating Officer of ContentGuard, a spinoff of Xerox Corporation that is jointly owned with Microsoft. ContentGuard develops and markets digital property rights software. Before joining ContentGuard earlier in 2000, Mr. Singh worked for Xerox as a corporate Senior Vice President in various assignments related to software businesses. Mr. Singh joined Xerox in 1997, having come from Citibank where he was Vice President of Global Distributed Computing. Prior to that, he was a principal at two start-up companies and also held executive positions at Data General and Digital Equipment Corporation.

Carole L. Anderson	61	Ms. Anderson is a co-founder and principal of Suburban Capital Markets, Inc., a commercial real estate finance company, and President of MASDUN Capital Advisors, a private investment company. Prior to her affiliation with Suburban, Ms. Anderson was President and Chief Executive Officer of MNC Investment Bank and Managing Director for Merger and Acquisition Services. Prior to joining MNC Investment Bank, Ms. Anderson served for two years as Senior Vice President for Corporate Development of Hasbro Inc. and as President of its Infant Products Division. Prior to that, she was Managing Director, Mergers and Acquisitions at Paine Webber Inc. Ms. Anderson is currently a Trustee of the Hasbro Childrens’ Foundation and is a member of the Editorial Board of Southeast Real Estate Business.

Patricia C. Barron	63	Ms. Barron, who is currently retired, has been a director of the Company since September 2000. Ms. Barron serves as a director of Aramark Corporation, Quaker Chemical Corporation, Teleflex Incorporated and United Services Automobile Association, an insurance mutual corporation. She also serves on a number of non-profit organizations, with a focus on education and health. Ms. Barron had a 28-year career in business. She was an Associate at McKinsey and Company and then moved to Xerox Corporation where she became a corporate officer and held the positions of Vice President of Business Operation Support, President of Engineering Systems and President of Office Document Products. Most recently she has been a Clinical Associate Professor at the Leonard N. Stern School of Business of New York University, where she focused on issues of corporate governance and leadership.

Anthony J. Cavanna	66	Mr. Cavanna has been a director of the Company since December 2003. He is currently serving as Chairman and Chief Executive Officer and previously served as Executive Vice President and Chief Financial Officer of Trex Company, Inc., the nation’s largest manufacturer of alternative decking products, from September 1998 until December 2003, and is currently a director of that company. Before forming Trex Company, Inc. in 1996 by leading a management buyout from Mobil Chemical Company, Mr. Cavanna spent 33 years with Mobil and held a variety of positions, including Group Vice President, Vice President-Planning and Finance, Vice President of Mobil Chemical and General Manager of its Films Division Worldwide, President and General Manager of Mobil Plastics Europe and Vice President-Planning and Supply of the Films Division.

Daniel W. Christman	62	Mr. Christman was appointed to the Board of Directors in August 2001. He is currently Senior Vice President International Affairs for the U.S. Chamber of Commerce, a position he has held since June 2003, and was previously the Executive Director of the Kimsey Foundation in Washington, D.C. Prior to that, he was Superintendent for the U.S. Military Academy at West Point, New York from June 1996 until July 2001. He currently serves as a director of United Services Automobile Association and Entegris, Inc., a semi conductor equipment manufacturer.

Paula H.J. Cholmondeley	59	Ms. Cholmondeley has been a director of the Company since June 2004. She is currently an independent consultant with financial accounting expertise. From 2000 to 2004, she was Vice President and General Manager, Specialty Products of Sappi Fine Paper, North America. She has occupied management positions in Owens Corning, the Faxon Company and Blue Cross Blue Shield of Greater Philadelphia. Ms. Cholmondeley is a certified public accountant and our Sarbanes-Oxley “designated financial expert” and currently serves on the Board of Directors of Dentsply International, Inc., Minerals Technology Inc., Albany International Corp., Terex Corporation and Gartmore Capital, a mutual fund.

John D. Kavazanjian	55	Mr. Kavazanjian was elected as the Company’s President and Chief Executive Officer effective July 12, 1999 and as a director on August 25, 1999. Prior to joining the Company, Mr. Kavazanjian worked for Xerox Corporation from 1994 in several capacities, most recently as Corporate Vice President, Chief Technology Officer, Document Services Group. Mr. Kavazanjian also serves on the Board of Directors of ViaHealth of Wayne Foundation.
     Our Board of Directors has unanimously approved the above-named nominees for directors. Our Board of Directors recommends a vote FOR all of these nominees.
CORPORATE GOVERNANCE
General
     Pursuant to the General Corporation Law of the State of Delaware, the state under which we were organized, and our By-laws, our business, property and affairs are managed by or under the direction of our Board of Directors. Members of the Board of Directors are kept informed of Company business through discussions with our Chief Executive Officer and other corporate officers, by reviewing materials provided to them and by participating in meetings of the Board and its committees. Our Board of Directors has four standing committees: an Executive Committee, an Audit and Finance Committee, a Governance Committee and a Compensation and Management Committee. We also have a Mergers and Acquisitions Committee, which is an ad hoc committee formed in 2005 specifically for the purpose of identifying and evaluating acquisition opportunities. During 2005, our Board of Directors held six meetings and the committees of our Board of Directors, including the Mergers and Acquisition Committee, held a total of 24 meetings.
     Each director attended at least 75% of the aggregate of: (1) the total number of meetings of the Board (held during the period for which such person has been a director); and (2) the total number of meetings held by all committees of the Board on which he or she served.
     Our Board of Directors has adopted a charter for each of the four standing committees that addresses the composition and function of each committee and has also adopted corporate governance principles that address the composition and function of the Board of Directors. These charters and corporate governance principles are available on our website at www.ultralifebatteries.com under the heading “Investor Relations.”
     Our Board of Directors has determined that all of the directors who serve on these committees (other than Mr. Kavazanjian who sits on the Executive Committee) are “independent” for purposes of the Nasdaq Corporate Governance Listing Standards, and that the members of the Audit and Finance Committee are also “independent” for purposes of Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Board of Directors based these determinations primarily on a review of the responses of the directors to questions regarding employment, compensation history, affiliations and family and other relationships, and on follow-up discussions.
Committees of the Board
Executive Committee
     The current members of the Executive Committee are Ranjit C. Singh (Chair), Patricia C. Barron, Paula H.J. Cholmondeley, Daniel W. Christman and John D. Kavazanjian. This committee is responsible for overseeing such matters as the Board of Directors determines from time to time and takes action in between regularly scheduled meetings of our Board of Directors when it is infeasible to convene the entire Board. The Executive Committee did not meet during 2005.
Audit and Finance Committee
     The current members of the Audit and Finance Committee are Paula H.J. Cholmondeley (Chair), Anthony J. Cavanna, Carl H. Rosner and Ranjit C. Singh. As previously noted, Mr. Rosner will not be standing for re-election at our 2006 Annual Meeting of Shareholders. This committee selects our independent registered public accounting firm and has oversight responsibility for reviewing the scope and results of the independent registered public accounting firm’s annual examination of our financial statements and the quality and integrity of those financial statements, the qualifications and independence of the independent registered public accounting firm, meeting with our financial management and also the independent registered public accounting firm to review matters relating to internal accounting controls, our accounting practices and procedures and other matters relating to our financial condition. The Audit and Finance Committee met 11 times during 2005.
     Our Board of Directors has determined that each of the members of the Audit and Finance Committee is “financially literate” in accordance with Nasdaq Corporate Governance Listing Standards. In addition, our Board of Directors has determined that Ms. Cholmondeley qualifies as an “Audit Committee Financial Expert” as defined in Item 401(h) of Regulation S-K.

Governance Committee
     The members of the Governance Committee are currently Patricia C. Barron (Chair), Paula H.J. Cholmondeley and Daniel W. Christman. This committee reviews the performance of our directors, makes recommendations to our Board of Directors for membership and committee assignments and manages the annual evaluation of the performance of our Chief Executive Officer. The Governance Committee met four times during 2005.
Compensation and Management Committee
     The current members of the Compensation and Management Committee are Daniel W. Christman (Chair), Patricia C. Barron and Anthony J. Cavanna. The Compensation and Management Committee has general responsibility for recommending to our Board of Directors remuneration for the Chairman and determining the remuneration of other officers elected by the Board of Directors, granting stock options and otherwise administering our equity compensation plans, and approving and administering any other compensation plans or agreements. Our Amended and Restated Long-Term Incentive Plan is administered by the Compensation and Management Committee. The Compensation and Management Committee met six times during 2005.
Mergers and Acquisitions Committee
     The current members of the Mergers and Acquisitions Committee are Ranjit C. Singh, Paula H.J. Cholmondeley and Anthony J. Cavanna. As noted earlier, this committee is an ad hoc committee which is responsible for identifying and evaluating acquisition opportunities. The Mergers and Acquisitions Committee met three times during 2005.
Shareholder Recommendations for Director Nominations
     As noted above, the Governance Committee considers and establishes procedures regarding recommendations for nomination to our Board of Directors, including nominations submitted by shareholders. Such recommendations should be sent to Corporate Secretary, Ultralife Batteries, Inc., 2000 Technology Parkway, Newark, New York 14513. Any recommendations submitted to the Corporate Secretary should be in writing and should include any supporting material the shareholder considers appropriate in support of that recommendation, but must include the information that would be required under the rules of the Securities and Exchange Commission (“SEC”) in a proxy statement soliciting proxies for the election of such candidate and a signed consent of the candidate to serve as a director of the Company, if elected. The Governance Committee evaluates all potential candidates in the same manner, regardless of the source of the recommendation.
     Based on the information provided to the Governance Committee, it will make an initial determination whether to conduct a full evaluation of a candidate. As part of the full evaluation process, the Governance Committee may conduct interviews, obtain additional background information and conduct reference checks of candidates. The Governance Committee may also ask the candidate to meet with management and other members of our Board of Directors. In evaluating a candidate, the Board, with the assistance of the Governance Committee, takes into account a variety of factors as described in our Corporate Governance Principles.

Director Nominee
     Our new director nominee, Carole L. Anderson, was recommended to our Governance Committee by one of our independent directors. Our Governance Committee then evaluated Ms. Anderson’s candidacy in accordance with our Corporate Governance Principles.
Annual Meeting Attendance
     Our policy is that all of the directors, absent special circumstances, should attend the Company’s Annual Meeting of Shareholders. A regular meeting of the Board of Directors is typically scheduled in conjunction with the Annual Meeting of Shareholders. All directors attended last year’s Annual Meeting of Shareholders.
Executive Sessions
     Our Corporate Governance Principles require our Board of Directors to meet in executive session regularly by requiring our independent directors to have at least four regularly-scheduled meetings per year without any management present. Our Board of Directors met in executive session five times during 2005.
Communicating with the Board of Directors
     Shareholders interested in communicating directly with our Board of Directors as a group may do so in writing to the Company’s Corporate Secretary, Ultralife Batteries, Inc., 2000 Technology Parkway, Newark, New York 14513. The Corporate Secretary will review all such correspondence and forward to our Board of Directors a summary of that correspondence and copies of any correspondence that, in his opinion, deals with the functions of the Board of Directors or that he otherwise determines requires their attention. Directors may at any time review a log of all correspondence received by the Company that is addressed to members of the Board of Directors and request copies of any such correspondence. Any concerns relating to accounting, internal controls or auditing matters will be brought to the attention of the Audit and Finance Committee and handled in accordance with the procedures established by the Audit and Finance Committee with respect to such matters.
Code of Ethics
     We have a Code of Ethics applicable to all employees, including the Chief Executive Officer and the Chief Financial Officer, and, to the extent it applies to their activities, all members of the Board of Directors. Our Code of Ethics incorporates the elements of a code of ethics specified in Item 406 of Regulation S-K and also complies with Nasdaq requirements for a code of conduct. Shareholders can find a link to this Code of Ethics on the Company’s website at www.ultralifebatteries.com under the heading “Investor Relations.” We intend to post amendments to or waivers (express or implied) from the Code of Ethics (to the extent applicable to the Chief Executive Officer or Chief Financial Officer) at the same location on our website as the Code of Ethics.

DIRECTORS’ COMPENSATION
     In 2005, we retained an executive compensation consultant to conduct a survey of certain of our peer group companies to ascertain whether our overall executive compensation was appropriate and balanced. At the direction of our Governance Committee, management undertook a review of director compensation at those same peer group companies and provided their conclusions to our Governance Committee. After reviewing that information, our Governance Committee decided not to make any changes to director compensation at that time and made a recommendation to that effect to our Board of Directors.
Directors’ Cash Compensation
     Each non-employee director received during 2005 a $3,000 quarterly retainer, and the Chair of the Board received a $5,000 quarterly retainer. Each non-employee director also received $1,000 for each Board meeting attended; subject, however, to the provision that the meeting compensation was reduced by 50% if the director participated by conference call. Each non-employee director also received $750 for each meeting of one of the four standing committee meetings attended, whether in person or by telephone, and $1,000 for each meeting of the Mergers and Acquisition Committee attended, which amount was reduced to $750 if the director participated by conference call. The Chair of the Audit and Finance Committee received a $1,250 quarterly retainer, and the Chairs of the Governance and Compensation and Management Committees received a $625 quarterly retainer. For board and committee service during 2005, we paid our directors an aggregate $178,750.
Directors’ Options
     In addition, during 2005, each incumbent non-employee director received options at the end of each calendar quarter to purchase an aggregate 3,000 shares of Common Stock. The Chair of our Board of Directors received an additional 2,000 share option at the end of each calendar quarter. All options are vested and have a term of seven years from the date of grant and were granted at an exercise price equal to the closing price of the Common Stock on the date of grant. In accordance with a policy adopted in December 2003, upon their appointment or election, newly appointed or elected directors receive an option for twice the number of shares subject to the normal quarterly option grant and thereafter receive their normal quarterly option grants. Unless otherwise decided by the Committee, a director whose term of directorship has terminated for a reason other than death or disability will have three months after such termination to exercise his or her options. If the term of directorship is terminated as a result of death or disability, the period within which to exercise the options is one year after the date of death or disability.
     Options for an aggregate 20,000 shares were granted on March 31, 2005 at an exercise price of $17.12 per share; options for 20,000 shares were granted on June 30, 2005 at an exercise price of $16.15 per share; options for an aggregate 20,000 shares were granted on September 30, 2005 at an exercise price of $12.92 per share; and options for an aggregate 20,000 shares were granted on December 30, 2005 at an exercise price of $12.00 per share.

EXECUTIVE OFFICERS
     The names of, and certain information with respect to our executive officers who are not director nominees are presented on the following pages.

Name	Age	Present Principal Occupation and Employment History
Julius M. Cirin	52	Mr. Cirin, a battery industry veteran, was named Vice President of Corporate Marketing and Technology in February 2006, having served as Vice President of Corporate Marketing since August 2000. Prior to joining the Company at its founding in March 1991 as Director of Marketing, Mr. Cirin served as Quality Assurance Manager for Eastman Kodak Company in the Ultra Technologies Division from 1986 to 1989. From 1979 to 1986, Mr. Cirin worked at Duracell USA in several product and process engineering and quality management positions. Mr. Cirin has a B.S. in Interdisciplinary Studies from St. John Fisher College, Rochester, New York.

Peter F. Comerford	48	Mr. Comerford was named Vice President of Administration and General Counsel on July 1, 1999 and was elected Secretary of the Company in December 2000. He joined the Company in May 1997 as Senior Corporate Counsel and was appointed Director of Administration and General Counsel in December of that year. Prior to joining the Company, Mr. Comerford was a practicing attorney for approximately fourteen years having worked primarily in municipal law departments including the City of Niagara Falls, New York where he served as the Corporation Counsel. Mr. Comerford has a B.A. from the State University of New York at Buffalo, an MBA from Canisius College and a J.D. from the University of San Diego School of Law.

Robert W. Fishback	50	Mr. Fishback joined the Company in December 1998 as Corporate Controller. He became Vice President of Finance and Chief Financial Officer in October 1999 and was appointed Treasurer of the Company in December 2002. Prior to joining the Company, Mr. Fishback served as Controller-Shared Services for ITT Industries, a diversified manufacturing company, from 1997 to 1998. From 1995 to 1997, he was Director-Corporate Accounting for Goulds Pumps Inc., a manufacturer of industrial and commercial pumps. From 1983 to 1995, Mr. Fishback served in various managerial capacities in finance and operations with Frontier Corporation, a provider of local and long-distance telecommunications services. He is a Certified Public Accountant and has an MBA in finance from the State University of New York at Buffalo. His undergraduate degree in accounting is from Grove City College.

Patrick R. Hanna, Jr.	57	Mr. Hanna was named Vice President of Corporate Strategy and Business Integration in February 2006, having served as Vice President of Corporate Strategy since December 2001. He joined the Company in February 2000 as Director of Strategic Planning after a 23-year career with Xerox Corporation. Mr. Hanna served in many capacities in the areas of strategic and business planning development, most recently as the Strategic Planning Manager of the Xerox Internet and Software Services organization. Mr. Hanna has a B.S. in electrical engineering from Howard University and an MBA from the William E. Simon Graduate School of Business Administration of the University of Rochester.

Nancy C. Naigle	58	Ms. Naigle, currently Vice President of Sales and Marketing, joined the Company as Vice President of Worldwide Sales in January 2001 after a 20 year career with Xerox Corporation where she held multiple sales and general management positions, most recently as Vice President and General Manager of the Software Solutions Business Group. Ms. Naigle has an M.A. in English and Computer Science and a B.A. in English and Mathematics from the University of Texas at Arlington, and an MBA from the University of Dallas.

William A. Schmitz	43	Mr. Schmitz, currently Chief Operating Officer, joined the Company in December 1999 as Vice President, Manufacturing, Primary Batteries, and became Vice President and General Manager, Primary Batteries in 2001 and Chief Operating Officer in 2002. Before this, Mr. Schmitz worked for Bausch & Lomb from 1985 to 1999 in several positions, most recently as Director, New Product Development in the Eyewear Division from 1995 to 1999. Mr. Schmitz has an M.S. in Operations Management from the University of Rochester and a B.S. in Mechanical Engineering from the Rochester Institute of Technology.

Philip M. Meek	45	Mr. Meek has served as Vice President of Manufacturing since January 2002. He joined the Company in August 1998 as Production Manager, and in September 1999 became Director of Primary Battery Manufacturing. Prior to this, Mr. Meek worked for Duracell USA from 1989 to 1998 where he held several manufacturing management positions at Duracell’s largest alkaline battery manufacturing facility. Mr. Meek has a B.S. from Indiana University of Pennsylvania.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
     The following table sets forth certain information regarding the beneficial ownership of shares of the Company’s Common Stock as of April 12, 2006 by each person known by the Company to beneficially own more than five percent of the outstanding shares of Common Stock, with percentages based on 14,780,096 shares issued and outstanding.

	Number of Shares	Percent
Name and Address of Beneficial Owner	Beneficially Owned	Beneficially Owned
Grace Brothers, Ltd. (1) 1560 Sherman Avenue, Suite 900 Evanston, IL 60201	2,343,989	15.9%

FMR Corp. (2) 82 Devonshire Street Boston, MA 02109	1,428,300	9.7%

Babson Capital Management LLC (3) One Memorial Drive Cambridge, MA 02142	1,146,078	7.8%

UBS AG (4) Bahnhofstrasse 45 P.O. Box CH-8021 Zurich, Switzerland	1,107,988	7.5%

(1)	This information as to the beneficial ownership of shares of the Company’s Common Stock is based on the Schedule 13G/A (Amendment No. 4) dated March 31, 2006 filed with the SEC by Grace Brothers, Ltd., an Illinois limited partnership, Bradford T. Whitmore (“Whitmore”) and Spurgeon Corporation (“Spurgeon”), its general partners. Grace Brothers, Ltd., Whitmore and Spurgeon share voting and dispositive power with respect to all of such shares. In addition, Whitmore has sole voting and dispositive power with respect to 25,815 shares.

(2)	This information as to the beneficial ownership of shares of the Company’s Common Stock is based on the Schedule 13G/A (Amendment No. 2) dated February 14, 2006 filed with the SEC by FMR Corp. The number of shares shown is beneficially owned by Fidelity Management & Research Company, a wholly-owned subsidiary of FMR Corp., as a result of its acting as investment advisor to various investment companies (the “Funds”) registered under Section 8 of the Investment Company Act of 1940. Fidelity Contrafund, one of the investment companies, owns 1,068,280 of such shares. Edward C. Johnson 3d, Chairman of FMR Corp., and FMR Corp., through its control of Fidelity Management & Research Company, and the Funds, each has sole dispositive power with respect to the shares owned by the Funds. Sole power to vote or direct the voting of these shares resides with the Funds’ Boards of Trustees.

(3)	This information as to the beneficial ownership of shares of the Company’s Common Stock is based on the Schedule 13G/A (Amendment No. 1) dated February 3, 2006 filed with the SEC by Babson Capital Management LLC. In its role as an investment advisor, Babson has the sole power to vote all 1,146,078 shares and sole dispositive power with respect to all 1,146,078 shares.

(4)	This information as to the beneficial ownership of shares of the Company’s Common Stock is based on the Schedule 13G dated February 14, 2006 filed with the SEC by UBS AG (for the benefit and on behalf of the Traditional Investments division of the UBS Global Asset Management business group of UBS AG and its subsidiaries and affiliates), UBS Americas Inc. (having a principal business office at 677 Washington Blvd., Stamford, CT 06901) and USB Global Asset Management (Americas) Inc. (having a principal business office at One North Wacker, Chicago, IL 60606). USB AG has sole voting power with respect to 812,488 shares and shared dispositive power with respect to all 1,107,988 shares; USB Americas Inc. has sole voting power with respect to 584,188 shares and shared dispositive power with respect to 879,688 shares; and USB Global Asset Management (Americas) Inc. has sole voting power with respect to 520,588 shares and shared dispositive power with respect to 816,088 shares. UBS Global Asset Management (Americas) Inc. is a wholly-owned subsidiary of UBS Americas Inc., which is a wholly-owned subsidiary of UBS AG. UBS AG is reporting direct and indirect beneficial ownership of holdings. USB Americas Inc. is reporting indirect beneficial ownership by reason of its ownership of UBS Global Asset Management (Americas) Inc. None of the reporting persons affirms the existence of a group within the meaning of Rule 13d-5(b)(1). USB AG, UBS Americas Inc. and USB Global Asset Management (Americas) Inc. each disclaims beneficial ownership of the securities reported. The filing reflects the securities beneficially owned by the Traditional Investment division of the UBS Global Asset Management business group of UBS AG and its subsidiaries and affiliates (“UBS”), and does not reflect securities, if any, beneficially owned by any other division or business group of UBS.
SECURITY OWNERSHIP OF MANAGEMENT
     The following table sets forth certain information regarding the beneficial ownership of shares of the Company’s Common Stock as of April 12, 2006 by (1) each director, director nominee and Named Executive Officer of the Company (see “EXECUTIVE COMPENSATION”), and (2) all directors, director nominee and executive officers of the Company as a group.

	Number of Shares	Percent
Name and Address of Beneficial Owner (1)	Beneficially Owned	Beneficially Owned (14)

Carole L. Anderson	-	*
Patricia C. Barron (2)	58,116	*
Anthony J. Cavanna (3)	35,000	*
Paula H.J. Cholmondeley (4)	29,065	*
Daniel W. Christman (5)	52,591	*
John D. Kavazanjian (6)	126,800	*
Carl H. Rosner (7)	93,611	*
Ranjit C. Singh (8)	93,505	*
Peter F. Comerford (9)	56,875	*
Robert W. Fishback (10)	53,335	*
Nancy C. Naigle (11)	43,500	*
William A. Schmitz (12)	90,493	*

All directors, director nominee and executive officers as a group (15 persons)(13)	801,328	5.2%
* Less than 1%

(1)	Except as otherwise indicated, the shareholders named in this table have sole voting and investment power with respect to the shares of Common Stock beneficially owned by them. The information provided in this table is based upon information provided to the Company by such shareholders. The table reports beneficial ownership for the Company’s directors and executive officers in accordance with Rule 13d-3 under the Exchange Act. This means all Company securities over which directors and executive officers directly or indirectly have or share voting or investment power are listed as beneficially owned. The figures also include shares which may be acquired by exercise of stock options prior to June 11, 2006. The address of each of the directors and executive officers of the Company is c/o Ultralife Batteries, Inc., 2000 Technology Parkway, Newark, New York 14513.

(2)	Includes (i) 1,200 shares held jointly with Ms. Barron’s husband, and (ii) 37,909 shares subject to options that may be exercised by Ms. Barron.

(3)	Includes 31,000 shares subject to options that may be exercised by Mr. Cavanna.

(4)	Includes 27,000 shares subject to option that may be exercised by Ms. Cholmondeley.

(5)	Includes 50,091 shares subject to options that may be exercised by Mr. Christman.

(6)	Includes (i) 1,800 shares held by Mr. Kavazanjian’s wife, and (ii) 40,500 shares subject to options that may be exercised by Mr. Kavazanjian.

(7)	Includes 33,000 shares subject to options that may be exercised by Mr. Rosner.

(8)	Includes 91,505 shares subject to options that may be exercised by Mr. Singh.

(9)	Includes 50,335 shares subject to options that may be exercised by Mr. Comerford.

(10)	Includes 49,335 shares subject to options that may be exercised by Mr. Fishback.

(11)	Includes (i) 2,000 shares held jointly with Ms. Naigle’s husband, and (ii) 41,500 shares subject to options that may be exercised by Ms. Naigle.

(12)	Includes (i) 82,693 shares subject to options that may be exercised by Mr. Schmitz, and (ii) 300 shares held by Mr. Schmitz’ wife.

(13)	Includes 602,305 shares subject to options which may be exercised by the named directors and executive officers.

(14)	Based on 14,780,096 shares issued and outstanding.
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
     Section 16(a) of the Exchange Act requires our directors, executive officers and persons who own greater-than-10% of our Common Stock to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. To our knowledge, based solely on review of the copies of such reports furnished to us during 2005, all Section 16(a) filings applicable to our officers, directors and greater-than-10% beneficial owners were made within the timeframes required.

EXECUTIVE COMPENSATION
     The individuals named in the following tables include, as of December 31, 2005, our Chief Executive Officer and our four other most highly compensated executive officers whose annualized salary and bonus during 2005 exceeded $100,000 (“Named Executive Officers”).
     The following table sets forth information concerning the annual and long-term compensation of the Named Executive Officers for all services in all capacities to the Company and its subsidiary during 2005, 2004 and 2003:
SUMMARY COMPENSATION TABLE

								All Other
		Annual Compensation			Long Term Compensation			Compensation (1)
				Other Annual
				Compensation($)	Restricted Stock	Underlying
Name and Principal Position	Year	Salary($)	Bonus($)	(2)	Awards ($)	Options/SARs	LTIP Payouts($)

John D. Kavazanjian	2005	$308,749	$0	$15,454	$0	50,000	$0	$3,442,721
President and Chief Executive Officer	2004	303,284	62,001	20,494	0	50,000	0	3,744,612
	2003	288,103	54,251	12,002	0	0	0	0

William A. Schmitz	2005	$199,778	$0	$8,697	$0	25,000	$0	$18,331
Chief Operating Officer	2004	189,462	25,840	5,719	0	31,000	0	458,585
	2003	147,538	39,697	2,578	0	31,000	0	84,228

Robert W. Fishback	2005	$174,163	$0	$17,398	$0	25,000	$0	$50,248
Vice President of Finance and Chief Financial Officer	2004	169,635	22,813	11,293	0	24,000	0	131,859
	2003	141,461	33,625	5,411	0	29,000	0	14,560

Nancy C. Naigle	2005	$159,946	$0	$13,344	$0	11,000	$0	$163,845
Vice President of Sales	2004	154,576	28,600	11,400	0	26,000	0	441,787
and Marketing	2003	138,000	51,940	4,901	0	26,000	0	0

Peter F. Comerford	2005	$144,058	$0	$8,577	$0	25,000	$0	$0
Vice President of	2004	142,970	18,500	9,258	0	19,000	0	46,323
Administration and General Counsel	2003	124,500	24,937	1,786	0	19,000	0	0

	John D.	William A.	Robert W.	Nancy C.	Peter F.
	Kavazanjian	Schmitz	Fishback	Naigle	Comerford
Insurance
2005	$8,204	$4,338	$12,900	$6,881	$4,233
2004	11,631	4,049	5,229	5,538	3,779
2003	12,002	2,578	5,411	4,901	3,789

401(k) Plan (3)
2005	$6,500	$4,359	$4,498	$6,463	$2,919
2004	5,248	1,670	3,064	2,862	2,479
2003	0	0	0	0	0
     In 2004, the Company instituted a program where officers of the Company could take advantage of Company-paid financial planning and tax preparation services offered by an outside provider up to a maximum amount of $3,000 for financial planning services and $750 for each year covered by the tax preparation services. The financial planning services were not offered in 2005.

Financial Planning
2005	-	-	-	-	-
2004	3,000	0	3,000	3,000	3,000
2003	-	-	-	-	-

Tax Preparation
2005	$750	$0	$0	$0	$1,425
2004	615	0	0	0	0
2003	-	-	-	-	-

(1)	In each case, the amount reported is the value realized upon the exercise of stock options.

(2)	The amounts reported in this column are categorized in the tables that follows the Summary Compensation Table.

(3)	Represents the Company’s matching grants to the employees’ 401(k) Plan accounts.

     The following table sets forth information concerning options granted to the Named Executive Officers during 2005:
OPTION GRANTS IN 2005

						Potential Realizable Value
						at Assumed Annual Rates of
						Stock Price Appreciation
	Individual Grants					for Option Term (1)
	Shares		% (2)	Price (3)	Exp. Date	5% Dollar	10% Dollar
						Gain (4)	Gain (4)
John D. Kavazanijian	23,148		12.9318	$12.96	12/9/2012	$122,129.35	$284,613.31
President and Chief	26,852		15.0011	$12.96	12/9/2012	$141,671.73	$330,155.37
Executive Officer	80,000	(5)	—	$12.96	12/9/2012	$422,081.72	$983,629.89

William A. Schmitz	1,500		0.8380	$12.00	12/30/2012	$7,327.81	$17,076.91
Chief Operating Officer	1,500		0.8380	$16.15	6/30/2012	$9,862.01	$22,982.67
	1,500		0.8380	$12.92	9/30/2012	$7,889.61	$18,386.14
	13,291		7.4251	$12.96	12/9/2012	$70,123.60	$163,417.81
	5,709		3.1894	$12.96	12/9/2012	$30,120.81	$70,194.29
	1,500		0.8380	$17.12	3/31/2012	$10,454.34	$24,363.06

Robert W. Fishback	999		0.5581	$12.00	12/30/2012	$4,880.32	$11,373.22
Vice President of Finance	155		0.0866	$16.15	6/30/2012	$1,019.07	$2,374.88
and Chief Financial Officer	1		0.0006	$12.00	12/30/2012	$4.89	$11.38
	8,429		4.7089	$12.96	12/9/2012	$44,471.59	$103,637.70
	12,571		7.0229	$12.96	12/9/2012	$66,324.87	$154,565.14
	1,000		0.5587	$12.92	9/30/2012	$5,259.74	$12,257.42
	667		0.3726	$17.12	3/31/2012	$4,648.70	$10,833.44
	333		0.1860	$17.12	3/31/2012	$2,320.86	$5,408.60
	845		0.4721	$16.15	6/30/2012	$5,555.60	$12,946.91

Nancy C. Naigle	1,500		0.8380	$12.00	12/30/2012	$7,327.81	$17,076.91
Vice President of Sales	286		0.1598	$16.15	6/30/2012	$1,880.36	$4,382.03
and Marketing	500		0.2793	$17.12	3/31/2012	$3,484.78	$8,121.02
	3,000		1.6760	$12.96	12/9/2012	$15,828.06	$36,886.12
	2,000		1.1173	$12.96	12/9/2012	$10,552.04	$24,590.75
	1,500		0.8380	$12.92	9/30/2012	$7,889.61	$18,386.14
	1,000		0.5587	$17.12	3/31/2012	$6,969.56	$16,242.04
	1,214		0.6782	$16.15	6/30/2012	$7,981.65	$18,600.64

Peter F. Comerford	1,000		0.5587	$12.00	12/30/2012	$4,885.21	$11,384.61
Vice President of	414		0.2313	$16.15	6/30/2012	$2,721.91	$6,343.22
Administration and	586		0.3274	$16.15	6/30/2012	$3,852.76	$8,978.56
General Counsel	334		0.1866	$17.12	3/31/2012	$2,327.83	$5,424.84
	333		0.1860	$12.92	9/30/2012	$1,751.49	$4,081.72
	8,142		4.5486	$12.96	12/9/2012	$42,957.37	$100,108.93
	12,858		7.1832	$12.96	12/9/2012	$67,839.08	$158,093.91
	667		0.3726	$12.92	9/30/2012	$3,508.24	$8,175.70
	666		0.3721	$17.12	3/31/2012	$4,641.73	$10,817.20

(1)	There is not assurance that the value realized by an employee will be at or near the amount estimated using this model. These amounts rely on assumed future stock price movements that cannot be predicted accurately.

(2)	Options for a total of 211,000 shares were granted to employees. This amount does not include the 80,000 share option granted to John D. Kavazanjian on December 9, 2005 which is subject to shareholder approval.

(3)	Fair market value of Common Stock at date of grant.

(4)	Fair market value of Common Stock at end of actual option term assuming compounding at the stated rate, less the option price.

(5)	This option was granted on December 9, 2005 subject to shareholder approval (see Proposal 4) and accordingly has not been included in the total number of options granted in 2005 for purposes of determining the percentage represented by each option grant.

     The following table sets forth certain information concerning the number of shares of Common Stock acquired upon the exercise of stock options during 2005 and the number and value at December 31, 2005 of unexercised options to purchase shares of Common Stock held by the Named Executive Officers.
AGGREGATED OPTION EXERCISES IN 2005
AND DECEMBER 31, 2005 OPTION VALUES

			Number of	Value of
			Unexercised	Unexercised in the
			Options/SARs at	Money Options/SARs
	Shares Acquired on	Value	December 31, 2005(#)	at December 31, 2005 ($)
Name	Exercise (#)	Realized ($)	Exercisable/Unexercisable	Exercisable/Unexercisable(1)
John D. Kavazanjian	281,000	$3,442,721	42,000/70,000	$86,885/$0
President and Chief Executive Officer
William A. Schmitz	4,000	$24,441	92,193/45,500	$372,650/$185,015
Chief Operating Officer
Robert W. Fishback	10,000	$112,180	62,001/40,999	$201,475/$140,649
Vice President of Finance and Chief Financial Officer
Nancy C. Naigle	15,000	$163,845	34,000/29,500	$17,615/$159,285
Vice President of Sales and Marketing
Peter F. Comerford	0	$0	48,001/34,999	$150,191/$98,409
Vice President of Administration and General Counsel

(1)	Market value of Company’s Common Stock at December 30, 2005 ($12.00) minus the exercise price.
     The Compensation and Management Committee has revised its policy for granting stock options to make it clear that only non-employee directors receive seven-year options to purchase 3,000 shares of Common Stock at the end of each calendar quarter at an exercise price equal to the closing price of the Common Stock on the date of grant, and that executive officers will receive seven-year stock options at the end of each calendar quarter at an exercise price equal to the closing price of the Common Stock on the date of grant in the following amounts: William A. Schmitz and Nancy C. Naigle - 1,500 shares; Robert W. Fishback and Peter F. Comerford - 1,000 shares; and Julius M. Cirin, Patrick R. Hanna, Jr. and Philip M. Meek - 500 shares.
     The Company has no employee pension plans to which it makes contributions, except as described below under “401(k) Plan.”
EMPLOYMENT ARRANGEMENTS
     In connection with the hiring of Mr. Kavazanjian as our President and Chief Executive Officer effective July 12, 1999, the Company granted Mr. Kavazanjian an option to purchase 500,000 shares of Common Stock for $5.19 per share, exercisable until July 12, 2005. The option vested 50,000 shares at issue and 90,000 shares on July 12, 2000, 2001, 2002, 2003 and 2004. During 2005, Mr. Kavazanjian exercised the unexercised portion of that option prior to July 12, 2005. In September 2002, we entered into a new employment agreement with Mr. Kavazanjian pursuant to which we agreed to pay Mr. Kavazanjian a salary of $300,000 per annum. Annually, our Compensation and Management Committee reviewed Mr. Kavazanjian’s salary and made such adjustments as it deemed appropriate in accordance with our executive compensation guidelines. When we terminated car allowances for our executive officers, Mr. Kavazanjian’s base salary was increased to $310,000. In addition, Mr. Kavazanjian shall have one year after the termination of his employment to exercise any vested but unexercised stock options. On February 1, 2006, both the Company and Mr. Kavazanjian had the option of terminating Mr. Kavazanjian’s employment agreement effective June 30, 2006. As neither party opted to terminate the employment agreement, pursuant to its terms, the employment agreement was renewed automatically for an additional year. The employment agreement will similarly renew each year, if the parties do not give notice of intent to terminate by February 1 of the year in which the agreement is intended to be terminated effective June 30.
     In September 2002, we entered into an employment agreement with Mr. Schmitz, our Chief Operating Officer, pursuant to which we agreed to pay Mr. Schmitz a salary of $125,000 per annum. Annually, our Compensation and Management Committee reviewed Mr. Schmitz’s salary and made such adjustments as it deemed appropriate in accordance with our executive compensation guidelines. Pursuant to that agreement, Mr. Schmitz shall have one year after the termination of his employment to exercise any vested but unexercised stock options. On February 1, 2006, both the Company and Mr. Schmitz had the option of terminating Mr. Schmitz’s employment agreement effective June 30, 2006. As neither party opted to terminate the employment agreement, pursuant to its terms, the employment agreement was renewed automatically for an additional year. The employment agreement will similarly renew each year if the parties do not give notice of intent to terminate by February 1 of the year in which the agreement is intended to be terminated effective June 30.
401(k) PLAN
     We established a profit sharing plan under Sections 401(a) and 401(k) of the Internal Revenue Code (the “401(k) Plan”), effective as of June 1, 1992. The 401(k) Plan was amended effective as of January 1, 1994. All employees in active service who have completed 1,000 hours of service or were participating in the 401(k) Plan as of January 1, 1994, not otherwise covered by a collective bargaining agreement (unless such agreement expressly provides that those employees are to be included in the 401(k) Plan), are eligible to participate in the 401(k) Plan. Eligible employees may direct that a portion of their compensation, up to a maximum of 17% (in accordance with all IRS limitations in effect on January 1, 1998) be withheld and contributed to their account under the 401(k) Plan.
     In April 1996, our Board of Directors authorized a Company matching contribution up to a maximum of 1 1/2% of an employee’s annual salary for the calendar year ended December 31, 1996 and 3% for subsequent calendar years. In January 2001, the matching contribution was raised to a maximum of 4% (100% match of up to 3% of annual salary, and 50% match above 3% to a maximum of 5% of salary). We made or accrued contributions of $150,000, $234,000, and $162,000 for Fiscal 2000, 2001, and 2002, respectively. In January 2002, the Company match was suspended in an effort to conserve cash. Beginning in February 2004, we reinstated our match up to a maximum of 2%. In November 2005, the Company match was once again suspended in an effort to conserve cash. For 2005, 2004 and 2003, we contributed $133,000, $174,000 and $0, respectively, pursuant to the matching program then in effect.
     All 401(k) contributions are placed in a trust fund to be invested at the trustees’ discretion, except that the Company may designate that the funds be placed and held in specific investment accounts managed by an investment manager other than the trustees. The trustees of our 401(k) Plan have retained an independent plan administrator for purposes of administering the plan. Amounts contributed to employee accounts by the Company or as compensation reduction payments, and any earnings or interest accrued on employee accounts, are not subject to federal income tax until distributed to the employee, and may not be withdrawn (absent financial hardship) until death, retirement or termination of employment.

REPORT OF COMPENSATION AND MANAGEMENT COMMITTEE
CONCERNING EXECUTIVE COMPENSATION
     The following is a report of the Compensation and Management Committee of the Board of Directors regarding executive compensation. The membership and duties of this committee are described on page 6 of the Proxy Statement in which this report appears.
EXECUTIVE COMPENSATION POLICY
     Philosophy. We base our executive compensation policies on the same principles that guide us in establishing all of our compensation programs. We design compensation programs to attract, retain and motivate talented individuals. In particular:
•	We base compensation decisions on a combination of the level of job responsibility, individual performance and Company performance. Generally, as employees progress to higher levels in the Company, an increasing proportion of their pay is linked to Company performance and shareholder returns.

•	We try to have our compensation package reflect the value of the job in the marketplace. To attract and retain a skilled work force, we must remain competitive with the pay of other employers who compete with us for talent.

•	We develop and administer our compensation programs to foster the long-term focus required for success in our industry, but we also try to achieve an appropriate balance between short-term and long-term compensation in order to adequately motivate employees.
     Methodology. We consider various measures of Company and industry performance, including sales, earnings per share, total market value and total shareholder return. These data assist us in exercising judgment in establishing total compensation ranges. We do not assign these performance measures relative weights. Instead, we make a subjective determination after considering all such measures collectively.
     We also compare, or benchmark, our compensation programs with other companies of comparable size and stature. For this benchmarking, we try to use a peer group consisting of similarly situated companies. We compare the executive compensation programs as a whole, and we also compare the pay of individual executives if we believe the jobs are sufficiently similar to make the comparison meaningful. We use the peer group data primarily to ensure that the executive compensation program as a whole is within the broad middle range of comparative pay of the peer group companies when we achieve the targeted performance levels. We do not target a specific position in the range of comparative data for each individual or for each component of compensation. We establish individual amounts in view of the comparative data and such other factors as level of responsibility, prior experience, and our judgment as to individual performance. We do not apply formulas or assign these factors specific mathematical weights; instead, we exercise judgment and discretion.
     From time to time, we retain an independent compensation consultant to assist us in evaluating our executive compensation programs and in setting the compensation for our chief executive officer. The consultant reports directly to us. The use of an independent consultant provides additional assurance that our programs are reasonable and consistent with our objectives. We did not retain an independent compensation consultant during 2005.

COMPONENTS OF EXECUTIVE COMPENSATION FOR 2005
     During 2005, we compensated our executive officers through a combination of base salary, cash bonuses, long-term incentive awards, which consisted of stock options, and certain other compensation and benefits, such health and life insurance benefits. Each of these components of compensation is discussed, in turn, below.
     Base Salary. We review the base salaries for executive officers at least annually, and we must approve all salary increases for executive officers. For 2005, we set base salaries based on Company and individual performance for the previous year, internal relativity and market conditions, including pay at the peer group companies. As noted above, we used the peer group and other market data to test for reasonableness and competitiveness of base salaries, but we also exercised subjective judgment in view of our compensation objectives. We believe that the base salaries paid to our executive officers are competitive with industry norms.
     In the past, when the Company’s performance has suffered, we have reduced executive compensation accordingly. For example, during 2002, we recommended that the Company pay its executive officers 80% of their base salaries in order to conserve cash resources during a difficult economic period. The executive officers embraced this recommendation and cooperated with the Company to implement this salary reduction. The reduction continued during 2003 and 2004, when we paid executive officers between 80% and 90% of their base salaries. Because our economic position has improved, for 2005 we recommended that the base salary reduction policy be discontinued. This recommendation was adopted, and during 2005, we paid the executive officers 100% of their base salaries.
     Information regarding base salaries paid to Named Executive Officers for the past three fiscal years is included in the Summary Compensation Table on page 14 of this Proxy Statement.
     Cash Bonuses. During 2005, the process by which we award cash bonuses to executive officers was in transition. In 2004 and prior years, executives had been eligible to receive up to four quarterly cash bonuses per year based upon the quarterly financial performance of the Company as measured against budgeted targets. In early 2005, at the same time that we recommended the elimination of the base salary reduction policy for executive officers, we recommended the elimination of quarterly percentage bonuses based on pre-established earnings targets. Later in the year, we adopted a new officer bonus plan. The plan, which is summarized below, will be fully implemented in 2006.
     Under the officer bonus plan, John D. Kavazanjian, our President and Chief Executive Officer, is eligible to receive a cash bonus in an amount equal to up to 100% of his annual base compensation. The determination as to whether to pay a cash bonus to Mr. Kavazanjian, as well as the amount of the cash bonus, if any, is made by the Board of Directors, in its sole discretion, based upon our recommendation, which, in turn, is based upon our assessment of the performance of the Company during the fiscal year.
     William A. Schmitz, our Chief Operating Officer, is eligible to receive a cash bonus in an amount equal to up to 70% of his annual base compensation under the officer bonus plan. The determination as to whether to pay a cash bonus to Mr. Schmitz, as well as the amount of the cash bonus, if any, is made by the Board of Directors, in its sole discretion, based upon our recommendation, which, in turn, is based upon our assessment of the performance of the Company during the fiscal year.
     The remaining named executive officers, consisting of Robert W. Fishback, our Vice President of Finance and Chief Financial Officer, Nancy C. Naigle, our Vice President of Sales and Marketing, and Peter F. Comerford, our Vice President of Administration and General Counsel, and our other executive officers, Julius M. Cirin, Vice President of Corporate Marketing and Technology, Patrick R. Hanna, Jr., Vice President of Corporate Strategy and Business Integration, and Philip M. Meek, Vice President of Manufacturing are each eligible to receive a cash bonus in an amount equal to up to 50% of their respective annual base compensation under the officer bonus plan. The determination as to whether to pay a cash bonus to our named executive officers, as well as the amount of the cash bonus, if any, depends on two factors, each of which is equally important.
•	The first factor is the achievement of the performance goals established for the executive officer.
     Each executive officer’s performance goals are based upon the particular area for which the executive officer is responsible and relate to the achievement of identifiable and largely objective standards. All are based, in part, on the achievement of budgeted financial thresholds.
•	The second factor is the overall assessment of the Board of Directors of the Company’s performance during 2006.
     Information regarding cash bonuses paid to named executives officers for the past three fiscal years is included in the Summary Compensation Table on page 14 of this Proxy Statement.
     Long-Term Incentive Awards. Long-term incentive awards are designed to:
•	focus attention on building sustained shareholder value through meeting longer-term financial and strategic goals;

•	link management’s financial success to that of the shareholders via equity plan participation of key employees;

•	balance long-term with short-term focus and decision making; and

•	encourage and create executive ownership of our stock.
     Long-term incentive awards to executive officers are usually made under our Amended and Restated 2004 Long-Term Incentive Plan, which we administer. Annually, we submit a recommendation to the Board of Directors regarding whether awards should be made for the fiscal year, and if so, the aggregate amount of those awards. The total number of shares utilized is taken into account when considering the potential Company profit and loss amounts or accounting cost and the overall effects of shareholder dilution. Annual awards are generally made at the end of each year to individuals based on recommendations submitted to us by Mr. Kavazanjian, our Chief Executive Officer, or, with respect to awards to Mr. Kavazanjian and the four other most highly compensated executives, by us, based on their contributions to the success of the Company, taking into consideration competitive grant levels and total options granted as a percentage of shares outstanding. Additional option grants may be made throughout the year at our discretion. However, awards for more than 10,000 shares require approval of the full Board of Directors. Such grants are generally made to new employees or in recognition of outstanding accomplishments or changes in job responsibilities. Each grant is designed to align the interests of the employees with those of the shareholders.
     During 2005, all awards consisted of grants of stock options having exercise prices equal to 100% of the fair market value of the Company’s Common Stock on the date of grant. The exercisability and future value of these options is directly linked to increases in the price of the Company’s Common Stock and the passage of time (generally requiring employees to remain employed by the Company in order to receive their awards), thereby linking long-term compensation to both increased shareholder value and continuing service to the Company.
     Stock option grants to named executives are detailed on page 15 of this Proxy Statement.
     Other Compensation. Executive officers are each entitled to participate in, or receive benefits under, all pension plan, profit-sharing plan, life insurance plan, health insurance plan and other employee benefit plan made available by the Company to its employees. Currently, the Company provides medical insurance for its executive officers and has established a 401(k) plan, in which all employees are eligible to participate, including our executive officers.
     In 2005, the Company made available to its executive officers certain financial planning and tax return preparation services, the cost of which was borne by the Company. The Company funded $0 for financial planning services and $2,175 for tax return preparation services.
CHIEF EXECUTIVE OFFICER COMPENSATION FOR 2005
     In establishing Mr. Kavazanjian’s compensation for 2005, we applied the principles outlined above in the same manner as they were applied to the other executives. We compared company performance with that of the peer group companies, including EPS growth, economic value added, market value added, and total shareholder return. We did not assign these performance measures relative weights but rather made a subjective determination after considering the data collectively. In addition, consistent with our annual process, in an executive session including all independent directors, we assessed Mr. Kavazanjian’s 2004 performance. We considered the Company’s and Mr. Kavazanjian’s accomplishment of objectives that had been established at the beginning of the year and our own subjective assessment of his performance. Based on that analysis, we maintained Mr. Kavazanjian’s base salary at $310,000 for 2005. As with all of our executive officers, Mr. Kavazanjian had his 2005 salary restored to 100% of his base salary in 2005.
     With respect to long-term incentive awards, we considered Mr. Kavazanjian’s contributions to the success of the Company in addition to the other standards considered for all executive officers. In particular, we noted Mr. Kavazanjian’s leadership in connection with the following:
•	Managing the Able acquisition, which was announced publicly in January 2006, but began during 2005;

•	Continuing to manage the Company’s relationship with the U.S. Department of Defense during the on-going transition of purchasing responsibility for the U.S. Department of Defense from the U.S. Department of the Army-Communications and Electronics Command to the Defense Logistics Agency;

•	Overseeing the reduction in force that occurred during 2005 and managing its impacts; and

•	Fostering the development of non-military business in commercial markets, including search and rescue, automotive telematics and medical applications.
     On December 9, 2005, consistent with our annual practice, we granted stock options under the Amended and Restated 2004 Long-Term Incentive Plan to certain executive officers, including Mr. Kavazanjian, who received an option to purchase 50,000 shares of Common Stock. In addition, at the same time, we granted Mr. Kavazanjian a further non-qualified option to purchase 80,000 shares of Common Stock also at an exercise price of $12.96 per share, the closing price of the Company’s Common

Stock on December 9, 2005. This 80,000 share option was not awarded under the Amended and Restated 2004 Long-Term Incentive Plan, and it is subject to approval by the our shareholders, as discussed elsewhere in the Proxy Statement. In determining the size of the stock option award grants, we took into consideration Mr. Kavazanjian’s individual performance, compensation equity, peer group data, and the size of grants previously made to Mr. Kavazanjian. During 2005, Mr. Kavazanjian also received supplemental life insurance ($700,000 coverage in addition to $300,000 of basic coverage) and supplemental disability insurance.
DEDUCTIBILITY CAP ON EXECUTIVE COMPENSATION
     Under U.S. federal income tax law, we cannot take a tax deduction for certain compensation paid in excess of $1 million to our five most highly compensated executive officers. However, performance-based compensation, as defined in the tax law, is fully deductible if the programs are approved by shareholders and meet other requirements. Our policy is to qualify our incentive compensation programs for full corporate deductibility to the extent feasible and consistent with our overall compensation goals. The Company has taken steps to qualify certain of its compensation for full deductibility as “performance-based compensation.” We may make payments that are not fully deductible if, in our judgment, such payments are necessary to achieve our compensation objectives and to protect shareholder interests.
CONCLUSION
     The Compensation and Management Committee and the Board of Directors believe that the caliber and motivation of all our employees, and especially our executive leadership, are essential to the Company’s performance. We believe our management compensation programs contribute to our ability to differentiate our performance from others in the marketplace. We will continue to evolve and administer our compensation programs in a manner that we believe will be in shareholders’ interests and worthy of shareholder support.
Compensation and Management Committee
Daniel W. Christman, Chair
Patricia C. Barron
Anthony J. Cavanna

PERFORMANCE GRAPH
     The following graph compares the cumulative return to holders of the Company’s Common Stock for the period commencing June 30, 2000 through the end of 2005 with the NASDAQ U.S. Index and the NASDAQ Electronic Components Index for the same period. The comparison assumes $100 was invested on June 30, 2000 in the Company’s Common Stock and in each of the comparison groups, and assumes reinvestment of dividends. The Company paid no dividends during the comparison period. In December 2002, the Company changed its fiscal year end from June 30 to December 31. Accordingly, the data shown at December 31, 2002 reflects the transition period associated with the fiscal year end change.
REPORT OF THE AUDIT AND FINANCE COMMITTEE
     The duties and responsibilities of the Audit and Finance Committee are set forth in our Audit and Finance Committee Charter, a copy of which is attached hereto as Appendix A. Among other things, the Audit and Finance Committee reviews the adequacy of our systems of internal controls regarding financial reporting, disclosure controls and procedures and preparing our consolidated financial statements. In addition, the Audit and Finance Committee recommends to our Board of Directors that our audited financial statements be included in our Annual Report on Form 10-K, approves the Company’s quarterly filings on Form 10-Q and selects the independent registered public accounting firm to audit our books and records.
     The Audit and Finance Committee has:
•	Reviewed and discussed our audited financial statements for 2005 with our management and with PricewaterhouseCoopers LLP, our independent registered public accounting firm for 2005;

•	Discussed with our independent registered public accounting firm the matters required to be discussed by SAS 61 (Codification for Statements on Auditing Standards) (as modified by SAS 90); and

•	Received from PricewaterhouseCoopers LLP the written disclosures required by Independence Standards Board Statement No. 1 (Independent Discussions with Audit Committees), and has discussed with PricewaterhouseCoopers LLP their independence.

     The Audit and Finance Committee met with our independent accountants with and without management present and discussed with them the results of their examinations, their evaluations of our internal control over financial reporting, our disclosure controls and procedures and the quality of our financial reporting. Based on the review and discussions referred to above, the Audit and Finance Committee concluded that PricewaterhouseCoopers LLP is independent and recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for 2005 for filing with the SEC.
Audit and Finance Committee
Paula H.J. Cholmondeley, Chair
Anthony J. Cavanna
Carl H. Rosner
Ranjit C. Singh
PROPOSAL 2
RATIFY THE SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
     The firm of PricewaterhouseCoopers LLP, independent registered public accountants, served as the independent registered public accounting firm of the Company in connection with the audit of the Company’s financial statements for 2004 and 2005.
     Our Audit and Finance Committee has selected PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2006. This selection will be presented to our shareholders for their ratification at the Meeting. The Board of Directors recommends a vote in favor of the proposal to ratify this selection, and the persons named in the enclosed proxy (unless otherwise instructed therein) will vote such proxies FOR this proposal. If the shareholders do not ratify this selection, the Audit and Finance Committee will reconsider its choice.
     We have been advised by PricewaterhouseCoopers LLP that a representative will be present at the Meeting and will be available to respond to appropriate questions. In addition, we intend to give such representative an opportunity to make any statements if he or she should so desire.
Principal Accountant Fees and Services
     Aggregate fees for professional services rendered for us by PricewaterhouseCoopers LLP for 2004 and for 2005 were:

	2004	2005
Audit Fees	$158,000	$182,000
Audit Related Fees	$329,000	$278,000
Tax Fees	$43,000	$24,900
All Other Fees	$11,000	$0

Total	$541,000	$484,900

     Audit Fees for 2004 and 2005, respectively, were for professional services rendered for the audits of the consolidated financial statements of the Company, consents, income tax provision procedures and assistance with review of documents filed with the SEC.
     Audit Related Fees for 2004 and 2005, respectively, were for assurance and related services related to employee benefit plan audits, accounting consultations and audits in connection with internal control reviews, attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.
     Tax Fees for 2004 and 2005, respectively, for services related to tax compliance, including the preparation of tax returns and claims for refund, and tax planning and tax advice.
     All Other Fees for 2004 were for S-8 review and related consents and access to web-based research.
     Our Audit and Finance Committee has not adopted pre-approval policies and procedures for audit and non-audit services. Accordingly, this Proxy Statement does not include disclosure regarding pre-approval policies and procedures and related information. The engagement of PricewaterhouseCoopers LLP for non-audit accounting and tax services is limited to circumstances where those services are considered integral to the audit services that it provides or where there is another compelling rationale for using PricewaterhouseCoopers LLP. All audit, audit-related and permitted non-audit services for which PricewaterhouseCoopers LLP was engaged were pre-approved by our Audit and Finance Committee in compliance with applicable SEC requirements.
PROPOSAL 3
APPROVE THE AMENDMENT OF THE AMENDED AND RESTATED
2004 LONG-TERM INCENTIVE PLAN
     On June 10, 2004, our shareholders approved the Ultralife Batteries, Inc. 2004 Long-Term Incentive Plan (the “LTIP”). Our Board of Directors approved certain amendments to the LTIP on July 26, 2004 and restated the LTIP to reflect those amendments (the “Restated LTIP”).
     We believe that long-term incentive awards are invaluable tools for the recruitment, retention and motivation of employees, directors and consultants who can contribute materially to the Company’s success. We have used stock options for such purposes since 1992, and we continue to believe that stock options are an appropriate vehicle to incentivize and reward our employees, directors and consultants. As of April 12, 2006, there are outstanding options to acquire up to 1,420,871 shares of our Common Stock. Of the 750,000 shares originally reserved for issuance pursuant to the LTIP, only 40,551 shares remain available for future issuance pursuant to new grants or awards as of April 12, 2006. Our Board of Directors believes that it is important to have additional shares available to provide adequate flexibility to meet future needs.
     The description of the Restated LTIP set forth below is a summary, does not purport to be complete and is qualified in its entirety by reference to the provisions of the Restated LTIP itself. The complete text of the Restated LTIP is attached as Appendix B to this Proxy Statement. Unless otherwise defined in this summary, capitalized terms used in this summary have the meanings given such terms in the Restated LTIP.

     The following table provides certain important information concerning our existing equity compensation plans of the Company as of April 12, 2006:

				Number of
				securities
				remaining available
				for future issuance
				under equity
	Number of			compensation plans
	securities to be			(excluding
	issued upon	Weighted-average	Weighted-average	securities
	exercise of	exercise price of	term remaining of	reflected in column
Plan category	outstanding options	outstanding options	outstanding options	(a))
	(a)	(b)		(c)
Equity compensation plans approved by security holders	1,420,871	$11.09	4.45 years	40,551

Equity compensation plans not approved by security holders.	80,000	$12.96	6.67 years	0

Totals	1,500,871	11.19	4.57 years	40,551

Summary of Restated LTIP
     Purpose. Like our previous option plans, the purpose of our Restated LTIP is to provide our employees, directors and consultants who are in a position to contribute to our long-term success, with Common Stock and options to acquire Common Stock, to increase their interest in our Company’s welfare and to aid in attracting and retaining employees, directors and consultants of outstanding ability.
     Term. The LTIP was adopted by our Board of Directors on April 27, 2004 and became effective on June 10, 2004 when it was approved by our shareholders. The Restated LTIP was adopted by our Board of Directors on July 26, 2004 after the Annual Meeting of Shareholders. Awards may not be granted under the Restated LTIP after June 9, 2014, but awards granted before then may extend beyond that date.
     Administration. The Restated LTIP is administered by our Compensation and Management Committee, or such other committee as may be designated by our Board of Directors (the “Committee”); provided, however, that the Committee shall consist of not less than two directors who are “non-employee directors,” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
     The Committee may allocate all or any portion of its responsibilities and powers under the Restated LTIP to any one or more of its members, our Chief Executive Officer or other senior members of management as the Committee deems appropriate; however, only the Committee may select and grant awards to participants who are subject to Section 16 of the Exchange Act.
     The Committee has broad authority in its administration of the Restated LTIP, including, but not limited to, the authority to interpret the plan; to establish rules and regulations for the operation and administration of the plan; to select the persons to receive awards; to determine the type, size, terms, conditions, limitations, and restrictions of awards, including, without limitation, terms regarding vesting, exercisability, assignability, expiration and the effect of certain events, such as a change of control in the Company or the participant’s death, disability, retirement or termination as a result of breach of agreement; and to take all other action it deems necessary or advisable to administer the Restated LTIP.
     Notwithstanding the Committee’s broad authority to administer the Restated LTIP and the awards issued under the Restated LTIP, the exercise price of any stock option or stock appreciation right granted pursuant to the Restated LTIP may not be subsequently “repriced” without shareholder approval. The term “reprice” means: (1) the reduction, directly or indirectly, in the per-share exercise price of an outstanding stock option or stock appreciation right by amendment, cancellation or substitution; (2) the cancellation of a stock option or stock appreciation right when its exercise price exceeds the fair market value of the underlying Common Stock in exchange for another stock option, stock appreciation right or other equity security (unless the cancellation and exchange occurs in connection with a merger, acquisition, or similar transaction); or (3) the taking of any other action that is treated as a repricing under United States generally accepted accounting principles or by the rules or regulations of any stock exchange on which our securities are traded. The term “reprice” shall not include adjustments made to awards by the Committee upon the occurrence of certain events (as described under “Adjustments Upon Certain Events’’ below).
     To facilitate the granting of awards to participants who are employed or retained outside of the United States, the Committee will be authorized to modify and amend the terms and conditions of an award to accommodate differences in local law, policy or custom.
     Eligibility. All of our employees, directors and consultants are eligible to participate in the Restated LTIP; provided, however, only employees are eligible to receive incentive stock options. Participants in the Restated LTIP will be selected by the Committee from those eligible persons who are in a position to have a material impact on the results of operations of the Company and its subsidiaries. Participants may be selected and awards may be made at any time during the ten-year period following the effective date of the Restated LTIP. As of December 31, 2005, eight executive officers and approximately 530 other officers and other employees would be eligible for participation in the Restated LTIP.
     The selection of those persons within a particular class who will receive awards is entirely within the discretion of the Committee. The Committee has not yet determined how many persons are likely to participate in the Restated LTIP. The Committee intends, however, to grant most of the Restated LTIP’s awards to those persons who are in a position to have a significant direct impact on the growth, profitability and success of the Company, which would include the participants in our current equity compensation plans.
     Shares Available. A total of 40,551 shares of Common Stock remain available for grant of awards under the Restated LTIP. In addition, any shares remaining available for issuance under our prior 2000 Option Plan, or shares which become available upon the lapse, expiration, termination or cancellation of outstanding stock options under the 2000 Option Plan, will be available for grant of awards under the Restated LTIP. However, of the total number of shares of Common Stock available for awards under the Restated LTIP, no more than 200,000 shares of Common Stock may be used for awards other than stock options and stock appreciation rights. (The Restated LTIP authorizes the Committee to make equitable adjustments to the authorized number and class of securities to be issued under the Restated LTIP upon the occurrence of certain events, as described under “Adjustments Upon Certain Events’’ below.) If our shareholders approve the proposed amendment to our Restated LTIP, we will have a total of 790,551 shares of Common Stock available for future award grants.
     Types of Awards. Awards under the Restated LTIP may be in the form of stock options, stock appreciation rights, restricted stock, unrestricted stock and other stock-based awards, or any combination thereof. All awards granted to participants under the Restated LTIP shall be evidenced by an award agreement which specifies the type of award granted pursuant to the Restated LTIP, the number of shares of Common Stock underlying the award and all of the terms governing the award, including, without limitation, terms regarding the vesting, exercisability and expiration of the award. The Committee has exclusive power and authority, consistent with the provisions of the Restated LTIP, to establish the terms and conditions of any award and to waive any such terms or conditions.

     Award Limits. The maximum number of shares with respect to which awards may be paid or granted during each calendar year to any given participant may not exceed 50,000 shares of Common Stock. (The Restated LTIP authorizes the Committee to make equitable adjustments to the number of shares with respect to which awards may be paid or granted during each calendar year to any given participant under the Restated LTIP upon the occurrence of certain events, as described under “Adjustments Upon Certain Events’’ below.)
     Stock Options and Stock Appreciation Rights. The Committee may grant awards under the Restated LTIP in the form of stock options to purchase shares of Common Stock, which stock options may be non-qualified stock options or incentive stock options for federal income tax purposes. Any stock option granted in the form of an incentive stock option must satisfy the requirements of Section 422A of the Internal Revenue Code. Stock options shall be vested and exercisable at such times and upon such terms and conditions as may be determined by the Committee, but in no event shall a stock option be exercisable more than ten years (five years for incentive stock options issued to certain Control Persons) after the date it is granted. The exercise price per share of Common Stock for any stock option awarded shall not be less than 100 percent (110 percent for incentive stock options issued to certain Control Persons) of the fair market value of a share of Common Stock on the day the stock option is granted, except for stock options granted in assumption or replacement of outstanding awards in connection with specified corporate transactions.
     A stock option may be exercised by paying the exercise price in cash or its equivalent, or, to the extent permitted by the Committee, shares of Common Stock, a combination of cash and shares of Common Stock or through the delivery of irrevocable instruments to a broker to sell the shares of Common Stock obtained upon the exercise of the stock option and to deliver to the Company an amount equal to the exercise price.
     The Committee may grant stock appreciation rights independent of (“Freestanding SARs”) or in conjunction with (“Tandem SARs”) a stock option. The exercise price of a stock appreciation right shall be an amount determined by the Committee, but in no event shall such amount be less than the fair market value of the Common Stock on the date the stock appreciation right is granted or, in the case of Tandem SARs, the exercise price of the related stock option. Each Freestanding SAR shall entitle the participant upon exercise to an amount equal to (i) the excess of (A) the fair market value on the exercise date of one share of Common Stock over (B) the exercise price, times (ii) the number of shares of Common Stock as to which the stock appreciation right is exercised. Each Tandem SAR shall entitle the participant to surrender the related stock option and to receive an amount equal to (i) the excess of (A) the fair market value on the exercise date of one share of Common Stock over (B) the exercise price per share of Common Stock, times (ii) the number of shares of Common Stock covered by the related stock option which is surrendered. Payment of a stock appreciation right may be made by the Company in shares of Common Stock or in cash or partly in shares of Common Stock and partly in cash, as determined by the Committee.
     Stock-Based Awards. The Committee, in its sole discretion, may grant stock awards (shares of restricted stock or unrestricted stock) and other awards that are valued in whole or in part by reference to, or are otherwise based on the fair market value of, the Common Stock. Such stock-based awards shall be in such form, and dependent on such conditions, as the Committee shall determine, including, without limitation, the right to receive, or vest with respect to, one or more shares of Common Stock (or the equivalent cash value of such shares of Common Stock) upon the completion of a specified period of service, the occurrence of an event and/or the attainment of performance objectives. The restricted period specified in respect of any stock award shall not be less than three years, except that the Committee may (i) provide for the restricted period to terminate at any time after one year upon the attainment of performance-based objectives, and (ii) grant stock awards of up to 30,000 shares of Common Stock without regard to this limitation. Furthermore, the Committee may not terminate the restrictions applicable to outstanding stock awards except in connection with a Change in Control. The Committee may grant an unrestricted stock award only if the Committee determines that such stock award is made in lieu of all or a portion of salary or cash bonus of comparable value.
     Withholding. The Company will be entitled to deduct from any payment to a participant under the Restated LTIP the amount of all applicable income and employment taxes required by law to be withheld with respect to such payment or may require the participant to pay to the Company such tax prior to and as a condition of the making of such payment. Subject to certain limitations, the Committee may allow a participant to pay the amount of taxes required by law to be withheld from an award by withholding shares of Common Stock to be paid under such award or by permitting the participant to deliver to the Company shares of Common Stock having a fair market value equal to the amount of such taxes.
     Adjustments Upon Certain Events. In the event of any reclassification, recapitalization, merger, consolidation, reorganization, issuance of warrants, rights or debentures, stock dividend, stock split or reverse stock split, cash dividend, property dividend, combination or exchange of shares, repurchase of shares or any other change in corporate structure which in the judgment of the Committee materially affects the value of the Common Stock, the Committee may determine the substitutions or adjustments to the maximum number of shares available for the grant or issuance of awards under the Restated LTIP, the maximum award payable under the Restated LTIP, the number and class of shares and the exercise price per share set forth in any award theretofore granted, or any other affected terms of an award or the Restated LTIP as the Committee deems equitable or appropriate.
     Effect of Certain Events. The Committee will have the authority to promulgate rules and regulations to determine the treatment of a participant’s award in the event of the participant’s death, disability or termination. In addition, the Committee shall have the right to extend the period for exercise of any stock option or stock appreciation right, provided such extension does not exceed the term for such stock option or stock appreciation right.
     Unless otherwise decided by the Committee and provided in an award agreement, upon a participant’s death or disability prior to the complete exercise of the stock options or stock appreciation rights granted to him or her under the Restated LTIP, any such remaining stock options or stock appreciation rights may be exercised within one year after the date of the participant’s death or disability and prior to the expiration of the term thereof, to the extent exercisable on the date of the participant’s death or disability.
     Unless otherwise decided by the Committee and provided in an award agreement, upon a participant’s termination for any reason other than death or disability prior to the complete exercise of the stock options or stock appreciation rights granted to him or her under the Restated LTIP, any such remaining stock options or stock appreciation rights may be exercised within three months after the date of the participant’s termination and prior to the expiration of the term thereof, to the extent exercisable on the date of the participant’s termination.
     Amendment and Termination. The Board of Directors may, at any time, alter, amend, suspend, discontinue or terminate the Restated LTIP; provided, however, that no such action shall adversely affect the rights of participants to awards previously granted hereunder and, provided further, however, that any shareholder approval necessary or desirable in order to comply with tax, securities, or other applicable laws or regulations, including, but not limited to, the listing requirements of the stock exchanges on which the securities of Company are listed, shall be obtained in the manner required therein. In addition, the Board of Directors may, at any time and for any reason, with or without prior notice, amend the Plan in any manner, but may not without shareholder approval, adopt any amendment which would: (1) increase the number of shares available under the Restated LTIP; (2) expand the types of awards available; (3) expand the class of persons eligible to participate; (4) extend the term of the Restated LTIP; (5) be a material amendment to the Restated LTIP, including, but not limited to, a change in the method of determining the exercise price of options issued under the Restated LTIP; (6) allow for repricing of options or SARs; or (vii) terminate restrictions applicable to awards (except in connection with a grantee’s death, disability or termination of employment or connection with a Change in Control).
New Plan Benefits
     Because the benefits conveyed under the amended LTIP will largely be at the discretion of the Committee (other than those options automatically granted at the end of each calendar quarter to executive officers and non-employee directors), it is not possible to determine what benefits participants will receive under the amended LTIP. If the amended LTIP had been in effect in 2005, the stock options received in 2005 by the named executive officers, all current executive officers as a group, all current directors who are not executive officers as a group, and all employees who are not executive officers, would have been the same as the stock options actually received by such persons for 2005 under the Restated LTIP, as set forth in the following table:
New Plan Benefits
Restated LTIP

Name and Position	Dollar Value ($)	Number of Shares
John D. Kavazanjian	$1,036,800	130,000	(1)
President and Chief Executive Officer

William A. Schmitz	$333,525	25,000
Chief Operating Officer

Robert W. Fishback	$330,350	25,000
Vice President of Finance and Chief Financial Officer

Nancy C. Naigle	$152,085	11,000
Vice President of Sales and Marketing

Peter F. Comerford	$330,350	25,000
Vice President of Administration and General Counsel

All Executive Officers as a Group	$2,361,115	179,000

All Non-Employee Directors as a Group	$1,163,800	80,000

All Other Employees as a Group	$496,165	32,000

(1)	Includes the December 9, 2005 grant of an 80,000 share option which is subject to shareholder approval at the Meeting (see Proposal 4).
Securities Act Registration
     We intend to register the additional shares of Common Stock issuable and purchasable under the Restated LTIP pursuant to a Registration Statement on Form S-8 as soon as practicable, subject to the shareholders’ approval of the amendment to the Restated LTIP at the Meeting.

Tax Status of Restated LTIP Awards
     Introduction. The following discussion of the United States federal income tax consequences of awards under the Restated LTIP, as proposed, is based on present federal tax laws and regulations and does not purport to be a complete description of the federal income tax laws. Participants may also be subject to certain foreign, state and local taxes which are not described below.
     Incentive Stock Options. Pursuant to the requirements of Section 422A of the Internal Revenue Code, only employees are eligible to receive incentive stock options. If a stock option is an incentive stock option, no income is realized by the employee upon grant or exercise of the incentive stock option, and no deduction is available to the Company at such times. If the Common Stock purchased upon the exercise of an incentive stock option is held by the employee for at least two years from the date of the grant of such incentive stock option and for at least one year after exercise, any resulting gain is taxed at long-term capital gains rates. If the Common Stock purchased pursuant to the incentive stock option is disposed of before the expiration of that period, any gain on the disposition, up to the difference between the fair market value of the Common Stock at the time of exercise and the exercise price of the incentive stock option, is taxed at ordinary rates as compensation paid to the employee, and the Company is entitled to a deduction for an equivalent amount. Any amount realized by the employee in excess of the fair market value of the Common Stock at the time of exercise is taxed at capital gains rates.
     Non-Qualified Options. If a stock option is a non-qualified option, no income is realized by the participant at the time of grant of the non-qualified stock option, and no deduction is available to the Company at such time. At the time of exercise (other than by delivery of shares of Common Stock to the Company), ordinary income is realized by the participant in an amount equal to the difference between the exercise price and the fair market value of the shares on the date of exercise, and the Company receives an income tax deduction for the same amount. If a non-qualified stock option is exercised by delivering shares of Common Stock to the Company, the number of shares received by the participant equal to the number of shares so delivered are received tax-free and have a tax basis and holding period equal to the shares so delivered. The fair market value of the additional shares received by the participant are taxable to the participant as ordinary income, and the participant’s tax basis in such shares is their fair market value on the date of exercise. Upon disposition, any appreciation or depreciation of the Common Stock after the date of exercise may be treated as capital gain or loss depending on how long the shares have been held.
     Stock Appreciation Rights. No income is realized by a participant at the time a stock appreciation right is granted, and no deduction is available to the Company at such time. When the stock appreciation right is exercised, ordinary income is realized in the amount of the cash or the fair market value at such time of the shares of Common Stock received by the participant, and we are entitled to a deduction of equivalent value.
     Unrestricted Stock and Unrestricted Stock-Based Awards. Upon the grant of an award of shares of unrestricted stock or another stock-based award which is not restricted, a participant realizes taxable income equal to the cash and fair market value at such time of the shares of Common Stock received by the participant under such award (less the purchase price therefor, if any), and we are entitled to a corresponding tax deduction at that time.
     Restricted Stock and Restricted Stock-Based Awards. Upon the grant of an award of shares of restricted stock or another stock-based award which is restricted, no income is realized by a participant (unless a participant timely makes an election under Section 83(b) of the Code to accelerate the recognition of the income to the date of grant), and the Company is not allowed a deduction at that time; when the award vests and is no longer subject to a substantial risk of forfeiture for income tax purposes, the participant realizes taxable ordinary income in an amount equal to the cash and the fair market value at the time of vesting of the shares of Common Stock received by the participant under such award (less the purchase price therefor, if any), and we are entitled to a corresponding deduction at such time. If a participant makes an election, as permitted under Section 83(b) of the Code, within 30 days after the date of the transfer by the Company to the participant of the shares of restricted stock or other restricted stock-based award, then the participant recognizes taxable ordinary income in an amount equal to the cash and the fair market value at the time of grant of the shares of Common Stock to be received by the participant under such award (less the purchase price therefor, if any), and we are entitled to a corresponding deduction at such time.
Stock Price
     The closing price of our Common Stock reported on the Nasdaq Stock Market on April 12, 2006, was $11.54 per share.
Required Vote and Board of Directors’ Recommendation
     We believe that our best interests will be served by the approval of Proposal 3. Amending the Restated LTIP will enable us to be in a position to grant stock options and other new forms of long-term incentive awards to employees, directors and consultants who can contribute materially to our success.
     Approval of Proposal 3 requires the affirmative vote of a majority of shares of the Common Stock represented at the Meeting, provided that a majority of the outstanding shares of the Common Stock votes on the proposal.
     The Board of Directors recommends a vote in favor of the proposal to approve the amendment to the Restated LTIP, and, unless otherwise indicated therein, the shares represented by the enclosed properly executed proxy will be voted FOR such proposal.
PROPOSAL 4
RATIFY AND APPROVE THE GRANT OF AN OPTION TO JOHN D. KAVAZANJIAN
     On December 9, 2005, we granted a stock option under our Restated LTIP to our Chief Executive Officer, John D. Kavazanjian, for 50,000 shares of common stock, the maximum amount allowed for a single grant under the Restated LTIP. In addition, at the same time, Mr. Kavazanjian received a further non-qualified option to purchase 80,000 shares of Common Stock, also at an exercise price of $12.96 per share, the closing price of the Company’s Common Stock on December 9, 2005. This 80,000 share option, because it was not awarded under the Restated LTIP, is subject to shareholder approval. As noted in the Report of our Compensation and Management Committee (page 18), in deciding to grant Mr. Kavazanjian options greater than what the Restated LTIP provided, our Compensation and Management Committee was guided by Mr. Kavazanjian’s individual performance, compensation equity, peer group data and the size of grants previously made to him.
     The tax status of the non-qualified option granted to Mr. Kavazanjian is the same as that set forth in the section of this Proxy Statement under Proposal 3 entitled Tax Status of Restated LTIP Awards, Non-Qualified Options.

Required Vote and Board of Directors’ Recommendation
     We believe that it is in the best interests of our Company to appropriately incentivize and reward our Chief Executive Officer and that our best interests will be served by the approval of Proposal 4.
     Approval of Proposal 4 requires the affirmative vote of a majority of shares of the Common Stock represented at the Meeting, provided that a majority of the outstanding shares of the Common Stock votes on the Proposal.
     The Board of Directors recommends a vote in favor of the Proposal to approve the grant of this option to John D. Kavazanjian and, unless otherwise indicated therein, the shares represented by the enclosed properly executed Proxy will be voted FOR such proposal.
OTHER MATTERS
     The Board of Directors does not intend to present, and has not been informed that any other person intends to present, any matters for action at the Meeting other than those specifically referred to in this Proxy Statement. If any other matters properly come before the Meeting, it is intended that the holders of the proxies will act in respect thereof in accordance with their best judgment.
SUBMISSION OF SHAREHOLDER PROPOSALS
     Under Rule 14a-8 of the Exchange Act, shareholder proposals intended for inclusion in the proxy statement for our 2007 Annual Meeting of Shareholders must be submitted in writing to the Company to our Corporate Secretary at 2000 Technology Parkway, Newark, New York 14513, and must be received by the Company by January 3, 2007.
     Any shareholder proposal submitted for consideration at the Company’s 2007 Annual Meeting of Shareholders but not submitted for inclusion in the Proxy Statement for that meeting that is received by the Company after March 20, 2007 will not be considered filed on a timely basis with the Company under Rule 14a-4(c)(1) of the Exchange Act. For such proposals that are not timely filed, the Company retains discretion to vote proxies it receives. For such proposals that are timely filed, the Company retains discretion to vote proxies it receives provided that the Company includes in its Proxy Statement advice on the nature of the proposal and how it intends to exercise its voting discretion and the proponent of any such proposal does not issue its own proxy statement.
     Our Annual Report on Form 10-K for the year ended December 31, 2005, as filed with the SEC, is included in the Annual Report to Shareholders which accompanies this Proxy Statement.

May 3, 2006	By Order of the Board of Directors

Ranjit C. Singh Chairman of the Board of Directors

APPENDIX A
Audit and Finance Committee Charter

Amended April 26, 2005
Ultralife Batteries, Inc.
Audit and Finance Committee
Charter
I. Purpose
     The primary function of the Audit and Finance Committee (the “Committee”) is to assist the Board of Directors (the “Board”) in fulfilling its oversight responsibilities by reviewing and discussing: (a) the consolidated financial information of Ultralife Batteries, Inc. and its subsidiaries (the “Company”) which will be provided to stockholders and others, (b) adequacy of the systems of internal controls regarding finance, accounting, legal compliance and ethics guidelines that management and the Board have established, (c) and the Company’s auditing, accounting and financial reporting processes. Consistent with this function, the Committee should encourage management to engage in continuous improvement of, and should foster adherence to, the Company’s policies, procedures and practices at all levels.
     Generally, the Committee’s primary duties and responsibilities are to: (a) serve as an independent and objective party to monitor the Company’s financial reporting processes and internal control systems, (b) review and appraise the audit results of any public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company (the “Independent Auditor”) and its internal accounting staff, (c) retain and, if appropriate, discharge the Independent Auditor, (d) review and monitor areas of risk that could have a material impact on the Company, and (e) provide an open avenue of communication among the independent accountants, financial and senior management, and the Board.
II. Composition
     The Committee shall be comprised of three or more directors as determined from time to time by the Board, each of whom shall be independent as determined by the Board in accordance with the applicable rules of Nasdaq, the Securities and Exchange Commission (“SEC”) and the Sarbanes-Oxley Act.
     All members of the Committee shall be able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement and cash flow statement. The Committee has, and will continue to have, at least one member who has accounting or related financial management expertise, and who shall be an “audit committee financial expert” as defined by the SEC. In carrying out their Committee responsibilities, members of the Committee are not providing any expert or special assurance as to the Company’s financial statements or any professional certification as to the Independent Auditor’s work. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Company or an outside consultant.
     The members of the Committee shall be appointed by the Board at the Company’s Annual Meeting of the Board or until their successors shall be duly elected and qualified. The members of the Committee may be removed by the Board at any time. The Committee will be chaired by an Independent Director appointed by the Board.

III. Duties and Responsibilities.
     Responsibility for the Company’s financial statements rests primarily with management and the Independent Auditor, and both the internal auditor of the Company and the Independent Auditor are responsible for conducting audits. Nonetheless, the Committee shall have the following authority and responsibilities:
Independent Auditor
     Appointment and Oversight. The Committee shall be directly responsible for the appointment, compensation, retention and oversight of the Independent Auditor with the understanding that the Independent Auditor must report directly to the Committee. The Committee shall make it clear to the Independent Auditor that the Independent Auditor is ultimately accountable to the Committee as the representative of the Company’s stockholders.
     Scope of Service. The Committee shall meet with the Independent Auditor and financial management of the Company to understand the scope and associated fees of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof discuss any comments or recommendations of the Independent Auditors.
     Evaluation. The Committee shall, no less than annually (including at the time it appoints the Independent Auditor), evaluate the Independent Auditor’s qualifications, performance and independence. This evaluation shall include the review and evaluation of the lead partner of the Independent Auditor firm. In making its evaluation, the Committee shall take into account the opinions of management and the Company’s internal auditor. The Committee shall report its findings to the Board.
     Annual Report on Quality Control and Independence. The Committee shall receive and review, at least annually, a report from the Independent Auditor relating to the Independent Auditor’s independence and quality of the Independent Auditor’s internal controls. The report shall describe (a) the Independent Auditor’s internal quality-control procedures, (b) any material issues raised by the most recent peer review or internal quality-control review of the Independent Auditor, (c) any material issues raised by any governmental or professional authority and any inquiry or investigation, within the preceding five years, regarding any independent audit carried out by the Independent Auditor, and (d) any steps taken to deal with any issues raised in connection with clauses (b) and (c) above. In addition, to assist the Committee in assessing the independence of the Independent Auditor, the report shall describe all relationships between the Independent Auditor and the Company (including any significant fees for any anticipated non-audit services.
     Independent Auditor Plan. The Committee shall review with the Independent Auditor and management the plan and scope of the Independent Auditor’s proposed annual financial audit and quarterly reviews, including the procedures to be utilized and the Independent Auditor’s compensation. The Committee shall also pre-approve audit, non-audit, and any other services to be provided by the Independent Auditor in accordance with such policies as may, from time to time, be adopted by the Committee. The Committee may (a) pre-approve audit and non-audit services based on policies and procedures adopted by the Committee, provided that: (i) the policies and procedures are detailed as to the particular service, (ii) the Committee is informed of each service on a timely basis, (iii) such policies and procedures do not include delegation of the Committee’s responsibilities to management, and (iv) such policies and procedures are disclosed in the Company’s Annual Report; and/or (v) delegate to one or more of its members the authority to approve in advance all audit or non-audit services to be provided by the Independent Auditor so long as decisions made by such member are presented to the full Committee at the immediately subsequent scheduled meeting. Notwithstanding the foregoing, pre-approval is not necessary for de minimis non-audit services if: (a) the aggregate amount of all such non-audit services provided to the Company constitutes not more than five percent of the total amount of revenues paid by the Company to its auditors during the fiscal year in which the non-audit services are provided; (b) such services were not recognized by the Company at the time of the engagement to be non-audit services; and (c) such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by one or more members of the Committee who are members of the Board of Directors to whom authority to grant such approvals has been delegated by the Committee.
     Audit Reports and Reviews. The Committee shall, in consultation with management and the Independent Auditor, review the results of the annual financial audit and limited quarterly reviews of the Company’s financial statements, significant findings thereof, and any other matters required to be communicated by the Independent Auditor under general accepted auditing standards, including, if applicable, the Independent Auditor’s summary of any significant accounting, auditing and internal control issues, along with questions, comments and recommendations and management’s corrective action plans, if applicable (i.e., the management or internal control letter).
     In conjunction with its annual audit and its limited quarterly reviews of the Company’s financial statements, the Independent Auditor will review with the Committee any problems or difficulties the Independent Auditor encountered in the course of its work, including any restrictions on the scope of the Independent Auditor’s activities, its access to information, or any significant disagreements with management and management’s responses to such matters. Management shall notify the Committee when it seeks a second opinion on a significant accounting issue, the Committee shall be responsible for the resolution of any disagreements between management and the Independent Auditor regarding financial reporting.
Financial Statements
     The Committee shall review with management the consolidated financial statements contained in the Form 10-K and annual report to stockholders, quarterly financial statements on Form 10-Q, including MD&A disclosures, to determine that management is satisfied with the disclosure and content of the financial statements to be presented to the Company’s stockholders.
     Scope of Review. In reviewing the Company’s Form 10-K and 10-Q, the Committee shall review with management and the Independent Auditor:
•	the certifications required to be made by management in relation to the filings, including those which relate to any significant deficiencies or weaknesses in the design or operation of the Company’s internal control over financial reporting and any fraud, whether or not material, involving management or other employees who have a significant role in the Company’s system of internal control;

•	major issues regarding the presentation of, and the clarity of the disclosure in, the Company’s financial statements;

•	major issues regarding the Company’s accounting principles, including (i) significant changes in the Company’s selection or application of its accounting principles, (ii) material questions of choice with respect to the appropriate accounting principles and practices used and to be used in the preparation of the Company’s financial statements, including judgments about the quality, not just acceptability, of accounting principles, and (iii) the reasonableness of those significant judgments;

•	significant regulatory and accounting initiatives, including material changes in, or adoptions of, accounting principles and disclosure practices and standards;

•	the effect of off-balance sheet structures on the Company’s financial statements;

•	any analyses prepared by management or the Independent Auditor regarding the foregoing matters; and

•	other communications regarding the results of the Independent Auditor’s audit or review, including any other matters required to be communicated to the Committee by the Independent Auditor under generally accepted auditing standards.
Earnings Releases and Guidance
     The Committee shall discuss and review earnings press releases and financial information with management, as well as earnings guidance provided to analysts and rating agencies. In connection with this discussion and review, the Committee shall address the appropriate use of “pro forma” and “adjusted non-GAAP” information and relevant reconciliations of such non-GAAP information to GAAP financial presentation.
Internal Controls
     The Committee shall discuss with the Company’s financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the Company, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper. The Committee shall also discuss with the Independent Auditors any significant matters regarding internal controls over financial reporting that have come to their attention during the conduct of their audit. The Committee must establish procedures for the (i) receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters. Further, the Committee periodically should review Company policy statements to determine their adherence to an appropriate code of conduct.
Internal Audit
     The Committee shall review the internal audit function through an indirect reporting relationship, including its competence and objectivity, and proposed audit plans for the coming year. The Committee shall review and approve, at least annually, an Internal Audit Plan. The Committee shall review and approve changes in the compensation of the head of the Company’s internal audit function as recommended by the Company’s management. The Committee shall also receive regular reports at least quarterly from the internal auditor regarding the results of the internal audits. The Committee shall also discuss with the internal auditor, at least annually, the responsibilities, budget, and staffing of the Company’s internal audit function.
IV. Committee Operations
     Meeting Schedule. The Committee shall approve its schedule of meetings and shall meet at least four times per year. The Committee may also hold additional meetings at the direction of the Committee

Chairman or at the request of any other Committee members. The Committee may meet in person or by telephone conference call, and may act by unanimous written consent.
     Agenda and Materials. The Committee Chairman shall approve the agenda for the Committee’s meeting, and any member may suggest items for the Committee’s consideration. Briefing materials shall be provided to the Committee as far in advance of a meeting as practicable.
     Attendance at Meetings. The Committee, at the discretion of the Committee Chairman, may invite members of management to attend the Committee’s meetings. All outside directors who are not Committee members shall be invited to attend Committee meetings, provided that: (i) the Committee shall meet without such other Directors during executive session, (ii) the Committee Chairman may ask non-Committee members to leave the meeting at any time, and (iii) such non-Committee members may not vote on any actions considered by the Committee.
     Executive Sessions. The Committee shall hold an executive session at each regularly scheduled meeting. During the executive sessions, no non-Committee members shall be present. As part of these executive sessions, the Committee may, at its discretion, meet separately and privately with each of the following: (i) management, (ii) the internal auditor, and (iii) representatives of the Independent Auditor.
     Voting. A majority of the Committee members shall constitute a quorum. Each Committee member shall have one vote and actions at meetings may be approved by a majority of the members present.
     Reporting to the Board. At the Board of Directors meeting following each Committee meeting, the Committee Chairman (or the Chairman’s designee) shall report to the full Board on the Committee’s actions and recommendations. Among other things, these reports shall address any issues that arise with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, the performance and independence of the Independent Auditor, and the performance of the internal audit function.
V. Committee Resources
     To assist the Committee in fulfilling its responsibilities (i) each Committee member shall have full access to any member of management, the internal auditor, and the Independent Auditor, and (ii) the Committee may retain independent consultants, counsel, and other advisors as it determines necessary to carry out its duties. The Committee will have sole authority and responsibility for hiring, approving the fees and retention terms for, and terminating the services of, such advisors.
     The Company will provide appropriate funding, as determined by the Committee, for payment of the fees of the Independent Auditor, the administrative expenses of the Committee, and any advisors that the Committee may employ in carrying out its duties.
VI. Performance Evaluation
     The Committee shall conduct an evaluation of the Committee’s performance at least annually. The evaluation shall address subjects including the Committee’s composition, responsibilities, structure and processes, and effectiveness. As part of this evaluation, the Committee shall also review the Committee’s charter. The Committee shall, as appropriate, make recommendations to management, the Governance Committee, or the full Board as a result of its performance evaluation and review of its charter.

APPENDIX B
Amended and Restated 2004 Long-Term Incentive Plan

ULTRALIFE BATTERIES, INC.
AMENDED AND RESTATED
2004 LONG-TERM INCENTIVE PLAN
Original Plan Effective June 10, 2004
As Amended by the Board on July 26, 2004
Section 1. Purpose.
     The Plan authorizes the Committee to provide Employees, Directors and Consultants of the Corporation and its Subsidiaries, who are in a position to contribute to the long-term success of the Corporation, with Stock and options to acquire Stock, in accordance with the terms specified herein. The Corporation believes that this incentive program will cause those persons to increase their interest in the Corporation’s welfare and aid in attracting and retaining Employees, Directors and Consultants of outstanding ability.
Section 2. Successor Plan.
     This Plan shall serve as the successor to the Ultralife Batteries, Inc. Amended and Restated 2000 Stock Option Plan (the “Predecessor Plan”), and no further stock options shall be made under the Predecessor Plan from and after the effective date of the Plan. All outstanding stock options under the Predecessor Plan immediately prior to the effective date of the Plan are hereby incorporated into the Plan and shall accordingly be treated as outstanding stock options under the Plan; provided, however, each such stock option shall continue to be governed solely by the terms and conditions of the instrument evidencing such stock option and interpreted under the terms of the Predecessor Plan, and, except as otherwise expressly provided herein, no provision of the Plan shall affect or otherwise modify the rights or obligations of holders of such incorporated stock options with respect to their acquisition of Stock, or otherwise modify the rights or the obligations of the holders of such stock options. Any Stock reserved for issuance under the Predecessor Plan in excess of the number of shares as to which stock options have been granted thereunder, plus any such shares as to which stock options granted under the Predecessor Plan may lapse, expire, terminate or be cancelled, shall be deemed available for issuance or reissuance under Section 4(a) hereof.
Section 3. Definitions.
     Unless the context clearly indicates otherwise, the following terms, when used in the Plan, shall have the meanings set forth in this Section 3:
                    (a) “Award” shall mean any Option, SAR, Stock Award or other incentive award granted under the Plan, whether singly, in combination, or in tandem, to a Grantee by the Committee pursuant to such terms, conditions, restrictions and/or limitations, if any, as the Committee may establish by the Award Agreement or otherwise.
                    (b) “Award Agreement” shall mean the document establishing the terms, conditions, restrictions and limitations of an Award in addition to those established by the Plan and by the Committee’s exercise of its administrative powers.
                    (c) “Board” shall mean the Board of Directors of the Corporation.

                    (d) “CEO” shall mean the Chief Executive Officer of the Corporation.
                    (e) “Change in Control” shall mean the occurrence of any of the following: (i) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes a “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing 30% or more of the voting power of the then outstanding securities of the Corporation; (ii) during any period of two consecutive calendar years there is a change of 25% or more in the composition of the Board in office at the beginning of the period except for changes approved by at least two-thirds of the Directors then in office who were Directors at the beginning of the period; (iii) the stockholders of the Corporation approve an agreement providing for (A) the merger or consolidation of the Corporation with another corporation where the stockholders of such corporation, immediately after the merger or consolidation, own shares entitling such stockholders to 50% or more of all votes (without consideration of the rights of any class of stock to elect Directors by separate class vote) to which all stockholders of the corporation issuing cash or securities in the merger or consolidation would be entitled in the election of directors or where the members of the board of directors of such corporation, immediately after the merger or consolidation, constitute a majority of the board of directors of the corporation issuing cash or securities in the merger or consolidation, or (B) the sale or other disposition of all or substantially all the assets of the Corporation, or a liquidation, dissolution or statutory exchange of the Corporation; or (iv) any person has commenced, or announced an intention to commence, a tender offer or exchange offer for 30% or more of the voting power of the then-outstanding securities of the Corporation.
                    (f) “Code” shall mean the Internal Revenue Code of 1986 as it may be amended from time to time.
                    (g) “Committee” shall mean the Compensation and Management Committee of the Board, or such other Board committee as may be designated by the Board to administer the Plan; provided that the Committee shall consist of not less than two Directors who are “Non-Employee Directors,” as that term is defined and interpreted pursuant to Rule 16b-3 under the Exchange Act. The Committee shall be appointed by and serve at the pleasure of the Board.
                    (h) “Consultant” shall mean any consultant, advisor or independent contractor retained by the Corporation or its Subsidiaries.
                    (i) “Control Person” shall mean any person who, as of the date of grant of an Option, owns (within the meaning of Section 422A(b)(6) of the Code) stock possessing more than 10% of the total combined voting power or value of all classes of stock of the Corporation or of any Parent or Subsidiary.
                    (j) “Corporation” shall mean Ultralife Batteries, Inc., a Delaware corporation.
                    (k) “Director” shall mean any member of the Board.
                    (l) “Disability” shall mean permanent and total disability as defined by Section 22(e)(3) of the Code.

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                    (m) “Employee” shall mean any person employed by the Corporation or its Subsidiaries on a full or part-time basis, including Directors who are otherwise employed by the Corporation or its Subsidiaries.
                    (n) “Exchange Act” shall mean the Securities Exchange Act of 1934 as it may be amended from time to time, including the rules thereunder and any successor provisions and the rules thereto.
                    (o) “Fair Market Value” shall mean for any day (i) if the Corporation is a registrant under Section 12 of the Exchange Act, the closing price of the Stock in the over-the-counter market, as reported through the National Association of Securities Dealers Automated Quotation System or, if the stock is listed or admitted to trading on any national securities exchange, the last reported sale price on such exchange or, (ii) if the Corporation is not a registrant under Section 12 of the Exchange Act, the price of the Stock will be determined by the Board on the date of grant but will not be less than the par value of such Stock.
                    (p) “Grantee” shall mean an Employee, Director or Consultant granted an Award under the Plan.
                    (q) “Immediate Family Member” shall mean the transferor and his or her spouse, children or grandchildren, whether natural, step or adopted children or grandchildren.
                    (r) “ISO” shall mean an Option granted pursuant to the Plan to purchase shares of Stock and intended to qualify as an incentive stock option under Section 422 of the Code, as now or hereafter constituted.
                    (s) “NQSO” shall mean an Option granted pursuant to the Plan to purchase shares of the Stock that is not an ISO.
                    (t) “Non-Employee Director” shall mean a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act.
                    (u) “Options” shall refer collectively to NQSOs and ISOs subject to the Plan.
                    (v) “Parent” shall mean any parent (as defined in Section 425 of the Code) of the Corporation.
                    (w) “Plan” shall mean this 2004 Long-Term Incentive Plan as set forth herein and as amended from time to time.
                    (x) “SAR” shall mean a stock appreciation right granted pursuant to Section 8 hereof; a stock appreciation right shall entitle the Grantee to receive a payment equal to the appreciation in a stated number of shares of Stock from the exercise price for that stock appreciation right to the Fair Market Value of the stated number of shares of Stock on the date of exercise.
                    (y) “Securities Act” shall mean the Securities Act of 1933 as it may be amended from time to time, including the rules thereunder and any successor provisions and the rules thereto.

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                    (z) “Stock” shall mean shares of the Common Stock, par value $.10 per share, of the Corporation.
                    (aa) “Stock Award” shall mean an award of shares of Stock or restricted shares of Stock granted pursuant to Section 9 hereof.
                    (bb) “Subsidiary” shall mean any subsidiary (as defined in Section 425 of the Code) of the Corporation.
Section 4. Shares of Stock Subject to the Plan.
                    (a) In General. The maximum number of shares of Stock which shall be available for the grant or issuance of Awards under the Plan (including ISOs) during its term shall not exceed 750,000 (plus any shares of Stock which are or become available under Section 2 hereof, which shares shall also be available for the grant or issuance of Awards under the Plan); provided, however, that no more than 200,000 shares of Stock may be used for Awards other than Options or SARs. Such amounts shall be subject to adjustment as provided in Section 4(c) hereof. Any shares of Stock related to Awards which terminate by expiration, forfeiture, cancellation or otherwise without the issuance of such shares, are settled in cash in lieu of Stock, or are exchanged with the Committee’s permission for Awards not involving Stock, shall be available again for grant under the Plan. Moreover, if the exercise price of any Award granted under the Plan or the tax withholding requirements with respect to any Award granted under the Plan are satisfied by tendering shares of Stock to the Corporation (by either actual delivery or by attestation), only the number of shares of Stock issued net of the shares of Stock tendered will be deemed delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan. The shares of Stock available for issuance under the Plan may be authorized and unissued shares or treasury shares, including shares purchased in open market or private transactions. For the purpose of computing the total number of shares of Stock granted under the Plan, where one or more types of Awards, both of which are payable in shares of Stock, are granted in tandem with each other, such that the exercise of one type of Award with respect to a number of shares cancels an equal number of shares of the other, the number of shares granted under both Awards shall be deemed to be equivalent to the number of shares under one of the Awards.
                    (b) Maximum Awards Payable. Subject to Section 4(c) hereof, and notwithstanding any provision contained in the Plan to the contrary, the maximum Award payable (or granted, if applicable) to any one Grantee under the Plan for a calendar year is 50,000 shares of Stock.
                    (c) Adjustment Upon Changes in Capitalization. In the event of any reclassification, recapitalization, merger, consolidation, reorganization, issuance of warrants, rights or debentures, stock dividend, stock split or reverse stock split, cash dividend, property dividend, combination or exchange of shares, repurchase of shares or any other change in corporate structure which in the judgment of the Committee materially affects the value of shares, then the Committee may determine the substitutions or adjustments to the maximum number of shares available for the grant or issuance of Awards under the Plan pursuant to Section 4(a) hereof, the maximum Award payable under Section 4(b) hereof, the number and class of shares and the exercise price per share set forth in any Award theretofore granted, or any other affected terms of an Award or the Plan as the Committee, in its sole discretion and without liability to any person, deems equitable or appropriate; provided, however, that no such adjustments shall be

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made to any ISO without the Grantee’s consent, if such adjustment would cause such ISO to fail to qualify as such.
Section 5. Administration of the Plan.
                    (a) In General. The Committee shall have total and exclusive responsibility to control, operate, manage and administer the Plan in accordance with its terms. The Committee may act only by a majority of its members. Any determination of the Committee may be made, without a meeting, by a writing or writings signed by all of the members of the Committee. The decisions of the Committee and its actions with respect to the Plan shall be final, binding and conclusive upon all persons having or claiming to have any right or interest in or under the Plan.
                    (b) Authority. The Committee shall have all the authority that may be necessary or helpful to enable it to discharge its responsibilities with respect to the Plan. Without limiting the generality of the preceding sentence, the Committee shall have the exclusive right to:
                         (i) determine eligibility for participation in the Plan;
                         (ii) select the Grantees and determine the type of Awards to be made to Grantees, the number of shares of Stock subject to Awards and the terms, conditions, restrictions and limitations of the Awards, including, but not by way of limitation, restrictions on the transferability of Awards and conditions with respect to continued employment or performance criteria;
                         (iii) interpret the Plan or any Award Agreement;
                         (iv) construe any ambiguous provision, correct any default, supply any omission, and reconcile any inconsistency of the Plan or an Award Agreement;
                         (v) issue administrative guidelines as an aid to administer the Plan and make changes in such guidelines as it from time to time deems proper;
                         (vi) promulgate regulations for carrying out the Plan and make changes in such regulations as it from time to time deems proper;
                         (vii) to the extent permitted under the Plan, grant waivers of Plan terms, conditions, restrictions, and limitations;
                         (viii) promulgate rules and regulations regarding treatment of Awards of a Grantee under the Plan in the event of such Grantee’s death, disability, retirement, termination from the Corporation or breach of agreement by the Grantee, or in the event of a Change in Control of the Corporation;
                         (ix) to the extent permitted under the Plan, accelerate the vesting, exercise, or payment of an Award when such action or actions would be in the best interest of the Corporation;
                         (x) subject to Section 5(d) hereof, grant Awards in replacement of Awards previously granted under the Plan or any other executive compensation plan of the Corporation;

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                         (xi) determine the terms and provisions of any Award Agreements entered into hereunder, including, a provision in an Award Agreement that requires, upon the occurrence of a Change in Control specified in Section 3(e)(iii) hereof, the cancellation for cash of outstanding Awards or the issuance of comparable replacement Awards granted by the successor entity in such event;
                         (xii) take any and all other action it deems necessary or advisable for the proper operation or administration of the Plan; and
                         (xiii) make all other determinations it deems necessary or advisable for the administration of the Plan, including factual determinations.
                    (c) Delegation. The Committee may allocate all or any portion of its responsibilities and powers under the Plan to any one or more of its members, the CEO or other senior members of management as the Committee deems appropriate and may delegate all or any part of its responsibilities and powers to any such person or persons, provided that any such allocation or delegation be in writing; provided, however, that only the Committee, or other committee consisting of two or more Non-Employee Directors may select and grant Awards to Grantees who are subject to Section 16 of the Exchange Act. The Committee may revoke any such allocation or delegation at any time for any reason with or without prior notice.
                    (d) Repricing. Except for adjustments pursuant to Section 4(c) hereof, the Committee shall not reprice any Options or SARs unless such action is approved by the stockholders of the Corporation. For purposes of the Plan, the term “reprice” shall mean: (i) the reduction, directly or indirectly, in the per-share exercise price of an outstanding Option or SAR by amendment, cancellation or substitution; (ii) any action that is treated as a repricing under United States generally accepted accounting principles; (iii) canceling an Option or SAR when its exercise price exceeds the fair market value of the underlying Stock in exchange for another Option, SAR or other equity security (unless the cancellation and exchange occurs in connection with a merger, acquisition, or similar transaction); and (iv) any other action that is treated as a repricing by the rules or regulations of any stock exchange on which the securities of the Corporation are traded. Any amendment or repeal of this provision shall require the affirmative vote of a majority of shares of voting capital stock present at a stockholders meeting in person or by proxy and entitled to vote thereon.
Section 6. Awards.
                    (a) Eligibility. Subject to Section 5 hereof, all Employees, Directors and Consultants are eligible to participate in the Plan; provided, however, only Employees are eligible to receive ISOs. The Committee shall determine and designate from time to time those Employees, Directors and Consultants who are to be granted Awards, the nature of each Award granted and the number of shares of Stock subject to each such Award.
                    (b) In General. Awards may, at the Committee’s sole discretion, be paid in the form of Options pursuant to Section 7 hereof, SARs pursuant to Section 8 hereof, Stock Awards pursuant to Section 9 hereof, or a combination thereof. Each Award shall be subject to the terms, conditions, restrictions and limitations of the Plan and the Award Agreement for such Award. Awards under a particular Section of the Plan need not be uniform and Awards under two or more Sections may be combined into a single Award Agreement. Any combination of Awards may be granted at one time and on more than one occasion to the same Grantee.

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                    (c) Foreign Jurisdictions. With respect to Grantees who reside or work outside of the United States, the Committee may, in its sole and absolute discretion, amend the terms of the Plan or Awards with respect to such Grantees in order to conform such terms with the provisions of local law and practice or otherwise as deemed necessary or desirable by the Committee.
Section 7. Stock Options.
                    (a) In General. Awards may be granted in the form of Options. Options granted under the Plan may be of two types: ISOs and NQSOs. The Committee shall have the authority and discretion to grant to an eligible Employee either ISOs, NQSOs, or both, but shall clearly designate the nature of each Option at the time of grant. Consultants and Directors shall only receive NQSOs.
                    (b) Terms of Options. An Option shall be exercisable in accordance with such terms and conditions and at such times and during such periods as may be determined by the Committee. In addition to any such terms and conditions, the following terms and conditions shall apply to all Options granted under the Plan:
                         (i) The exercise price per share of Stock subject to an Option shall be not less than 100% of the Fair Market Value of a share of the Stock on the date such Option is granted, except for Options granted in assumption of or substitution for outstanding awards previously granted by the Corporation or its affiliates or an entity that the Corporation acquires or with which the Corporation combines, in any case in a transaction contemplated by Section 4(c); provided, however, that the exercise price for any ISO granted to a Control Person shall not be less than 110% of such Fair Market Value.
                         (ii) The term of each Option shall be determined by the Committee, provided that no Option shall be exercisable more than ten years from the date such Option is granted, and provided further that no ISO granted to a Control Person shall be exercisable more than five years from the date of Option grant.
                         (iii) Notwithstanding any other provisions hereof, the aggregate Fair Market Value (determined at the time the ISO is granted) of the Stock with respect to which ISOs are exercisable for the first time by any Employee during any calendar year under all plans of the Corporation and any Parent or Subsidiary corporation shall not exceed $100,000.
                    (c) Exercise of Options. Except as provided in Section 11 hereof, no Option granted to an Employee or Consultant shall be exercised unless at the time of such exercise the Grantee is then an Employee or Consultant. Upon exercise, the exercise price of an Option may be paid in cash, or, to the extent permitted by the Committee, by tendering, by either actual delivery of shares or by attestation, shares of Stock, a combination of the foregoing, or such other consideration as the Committee may deem appropriate. The Committee shall establish appropriate methods for accepting Stock, whether restricted or unrestricted, and may impose such conditions as it deems appropriate on the use of such Stock to exercise an Option. Options awarded under the Plan may also be exercised by way of a broker-assisted stock option exercise program, if any, provided such program is available at the time of the Grantee’s exercise. Notwithstanding the foregoing or the provision of any Award Agreement, a Grantee may not pay the exercise price of an Option using shares of Stock if, in the opinion of counsel to the Corporation, (i) the Grantee is, or within the six months preceding such exercise was, subject to reporting under Section 16(a) of the Exchange Act, (ii) there is a substantial likelihood that the

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use of such form of payment or the timing of such form of payment would subject the Grantee to a substantial risk of liability under Section 16 of the Exchange Act, or (iii) there is a substantial likelihood that the use of such form of payment would result in accounting treatment to the Corporation under generally accepted accounting principles that the Committee reasonably determines is adverse to the Corporation.
Section 8. Stock Appreciation Rights.
                    (a) In General. Awards may be granted in the form of SARs. SARs granted under the Plan may be of two types: an SAR granted in tandem with all or a portion of a related Option under the Plan (“Tandem SARs”) or granted separately (“Freestanding SARs”). A Tandem SAR may be granted either at the time of the grant of the related Option or at any time thereafter during the term of the Option.
                    (b) Tandem SARs. A Tandem SAR shall be exercisable to the extent, and only to the extent, that the related Option is exercisable, and the “exercise price” of such a SAR (the base from which the value of the SAR is measured at its exercise) shall be the exercise price under the related Option. However, at no time shall a Tandem SAR be issued if the exercise price of its related Option is less than the Fair Market Value of the Stock, as determined by the Committee, on the date that the Tandem SAR is granted. If a related Option is exercised as to some or all of the shares covered by the Award, the related Tandem SAR, if any, shall be canceled automatically to the extent of the number of shares covered by the Option exercise. Upon exercise of a Tandem SAR as to some or all of the shares covered by the Award, the related Option shall be canceled automatically to the extent of the number of shares covered by such exercise. All Tandem SARs shall expire not later than ten years from the date of the grant of the SAR.
                    (c) Freestanding SARs. Freestanding SARs shall be exercisable or automatically mature in accordance with such terms and conditions and at such times and during such periods as may be determined by the Committee. The exercise price of a Freestanding SAR shall be defined in the Award Agreement for that SAR and shall be not less than 100% of the Fair Market Value of a share of Stock on the date of the grant of the Freestanding SAR. All Freestanding SARs shall expire not later than ten years from the date of grant of the SAR.
                    (d) Exercise of SARs. Except as provided in Section 11 hereof, no SAR granted to an Employee or Consultant shall be exercised unless at the time of such exercise the Grantee is then an Employee or Consultant. The Committee may provide that an SAR shall be deemed to be exercised at the close of business on the scheduled expiration date of such SAR if at such time the SAR by its terms remains exercisable and, if so exercised, would result in a payment to the holder of such SAR. Unless otherwise provided in an Award Agreement, an SAR may be paid in cash, shares of Stock or any combination thereof, as determined by the Committee, in its sole and absolute discretion, at the time that the SAR is exercised.
Section 9. Stock Awards
                    (a) In General. Awards may be granted in the form of Stock Awards. Stock Awards shall be awarded in such numbers and at such times during the term of the Plan as the Committee shall determine.
                    (b) Restrictions. The Committee may condition, restrict or limit the grant of a Stock Award on the achievement of enumerated performance objectives or, with respect to

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Stock Awards issued to an Employee or a Consultant, on such Employee’s or Consultant’s continued employment or service to the Corporation through a specified period of time. The restricted period specified in respect of any Stock Award shall not be less than three years, except that the Committee may (i) provide for the restricted period to terminate at any time after one year upon the attainment of performance-based objectives, and (ii) grant Stock Awards of up to 30,000 shares of Stock without regard to this limitation. Furthermore, the Committee may not terminate the restrictions applicable to outstanding Stock Awards except in connection with a Change in Control. The Committee may grant an unrestricted Stock Award only if the Committee determines that such Stock Award is made in lieu of all or a portion of salary or cash bonus of comparable value.
                    (c) Rights as Stockholders. During the period in which any shares of Stock received pursuant to a Stock Award are subject to any restrictions, the Committee may, in its sole and absolute discretion, deny the Grantee to whom such shares have been awarded all or any of the rights of a stockholder with respect to such shares, including, but not by way of limitation, limiting the right to vote such shares or the right to receive dividends on such shares.
Section 10. Payment of Awards.
                    (a) In General. Absent a Plan or Award Agreement provision to the contrary, payment of Awards may, at the discretion of the Committee, be made in cash, Stock, a combination of cash and Stock, or any other form of property as the Committee shall determine. In addition, payment of Awards may include such terms, conditions, restrictions and/or limitations, if any, as the Committee deems appropriate, including, in the case of Awards paid in the form of Stock, restrictions on transfer and forfeiture provisions; provided, however, such terms, conditions, restrictions and/or limitations are not inconsistent with the Plan.
                    (b) Withholding. The Corporation shall be entitled to deduct from any payment under the Plan, regardless of the form of such payment, the amount of all applicable income and employment taxes required by law to be withheld with respect to such payment or may require the Grantee to pay to the Corporation such tax prior to and as a condition of the making of such payment. In accordance with any applicable administrative guidelines it establishes, the Committee may allow a Grantee to pay the amount of taxes required by law to be withheld from an Award by withholding from any payment of shares of Stock due as a result of such Award, or by permitting the Grantee to deliver to the Corporation, shares of Stock having a Fair Market Value equal to the minimum amount of such required withholding taxes. Notwithstanding the foregoing or the provision of any Award Agreement, a Grantee may not pay the amount of taxes required by law to be withheld using shares of Stock if, in the opinion of counsel to the Corporation, (i) the Grantee is, or within the six months preceding such exercise was, subject to reporting under Section 16(a) of the Exchange Act, (ii) there is a substantial likelihood that the use of such form of payment or the timing of such form of payment would subject the Grantee to a substantial risk of liability under Section 16 of the Exchange Act, or (iii) there is a substantial likelihood that the use of such form of payment would result in accounting treatment to the Corporation under generally accepted accounting principles that the Committee reasonably determines is adverse to the Corporation.
Section 11. Effect of Termination of Relationship with the Corporation.
                    (a) Committee Rules. The Committee shall have the authority to promulgate rules and regulations to determine the treatment of a Grantee’s Awards under the Plan in the event of such Grantee’s death, Disability, and termination. In addition, notwithstanding the

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provisions of this Section 11, the terms of an Award Agreement or the rules and regulations promulgated by the Committee and in effect from time to time, the Committee shall have the right to extend the period for exercise of any Option or SAR, provided such extension does not exceed the term of such Option or SAR.
                    (b) Death. Unless otherwise decided by the Committee and provided in an Award Agreement, upon a Grantee’s death prior to the complete exercise of the Options or SARs granted to him or her under the Plan, any remaining Options or SARs may be exercised in whole or in part within one year after the date of the Grantee’s death and then only:
                         (i) by the beneficiary designated by the Grantee in a writing submitted to the Corporation prior to the Grantee’s death, or in the absence of same, by the Grantee’s estate or by or on behalf of such person or persons to whom the Grantee’s rights pass under his or her will or the laws of descent and distribution,
                         (ii) to the extent that the Grantee would have been entitled to exercise the Option or SAR at the date of his or her death and subject to all of the conditions on exercise imposed by the Plan and the Award Agreement, and
                         (iii) prior to the expiration of the term of the Option or SAR.
                    (c) Disability. Unless otherwise decided by the Committee and provided in an Award Agreement, upon a Grantee’s Disability prior to the complete exercise of the Options or SARs granted to him or her under the Plan, any remaining Options or SARs may be exercised in whole or in part within one year after the date of the Grantee’s Disability and then only:
                         (i) by the Grantee or his or her legal representative,
                         (ii) to the extent that the Grantee would have been entitled to exercise the Option or SAR on the date of his or her Disability, subject to all of the conditions on exercise imposed by the Plan and the Award Agreement, and
                         (iii) prior to the expiration of the term of the Option or SAR.
                         (d) Other Termination. Unless otherwise decided by the Committee and provided in an Award Agreement, the termination of a Grantee’s employment, consulting relationship or term of directorship with the Corporation for a reason other than the Grantee’s death or Disability and prior to the complete exercise of the Options or SARs granted to him or her under the Plan, any remaining Options or SARs may be exercised in whole or in part within three months after the date of the Grantee’s termination and then only:
                         (i) by the Grantee or his or her legal representative,
                         (ii) to the extent that the Grantee would have been entitled to exercise the Option or SAR on the date of his or her termination, subject to all of the conditions on exercise imposed by the Plan and the Award Agreement, and
                         (iii) prior to the expiration of the term of the Option or SAR.

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                    (e) Treatment of Intra-Corporation Transfers. In the case of an Employee or Consultant, the transfer between the Corporation and any Subsidiary shall not be deemed to be a termination of employment or consulting relationship, and a change from the status of an Employee to a Consultant or from a Consultant to an Employee shall not be deemed to be a termination of employment or consulting relationship.
Section 12. General Provisions.
                    (a) Award Agreement. Each Award grant shall be evidenced by a written Award Agreement containing such terms and conditions, not inconsistent with the Plan, as the Committee shall approve. The terms and provisions of Award Agreements may vary among Grantees and among different Awards granted to the same Grantee. Any Stock Award granted under the Plan may be evidenced in such manner as the Committee deems appropriate, including, without limitation, book-entry registration or issuance of a stock certificate or certificates, with such restrictive legends and/or stop transfer instructions as the Committee deems appropriate.
                    (b) No Right to Further Awards or Continued Service. The grant of an Award in any year shall not give the Grantee any right to similar grants in future years or any right to continue such Grantee’s employment or consultant relationship with the Corporation or its Subsidiaries. All Grantees shall remain subject to discharge to the same extent as if the Plan were not in effect.
                    (c) No Right, Title, or Interest in Corporation Assets. No Grantee shall have any rights as a stockholder as a result of participation in the Plan until the date of issuance of a stock certificate in his or her name, and, in the case of restricted shares of Stock, such rights are granted to the Grantee under the Plan. To the extent any person acquires a right to receive payments from the Corporation under the Plan, such rights shall be no greater than the rights of an unsecured creditor of the Corporation and the Grantee shall not have any rights in or against any specific assets of the Corporation. All of the Awards granted under the Plan shall be unfunded and the Corporation shall not be required to establish any fund or make any other segregation of assets to assure the payment of any Award.
                    (d) Nonassignability.
                         (i) Except as otherwise determined by the Committee or as otherwise provided in Section 12(d)(ii) hereof, no Award or other right under the Plan shall be subject to anticipation, sale, assignment, pledge, encumbrance, or charge except by will or the laws of descent and distribution, and an Award shall be exercisable during the Grantee’s lifetime only by the Grantee.
                         (ii) The Committee shall have the discretionary authority to grant NQSOs or amend outstanding NQSOs to provide that they be transferable, subject to such terms and conditions as the Committee shall establish. In addition to any such terms and conditions, the following terms and conditions shall apply to all transfers of NQSOs:
                              (A) Except as otherwise permitted by the Committee, in its sole and absolute discretion, only Directors and corporate officers of the Corporation shall be permitted to transfer their NQSOs, and such individuals must be a Director or a corporate officer on the date of transfer.

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                              (B) Transfers shall only be permitted to: (1) the transferor’s Immediate Family Members; (2) a trust or trusts for the exclusive benefit of the transferor’s Immediate Family Members; or (3) a family partnership or family limited partnership in which each partner is, at the time of transfer and all time subsequent thereto, either an Immediate Family Member or a trust for the exclusive benefit of one or more Immediate Family Members.
                              (C) All transfers shall be made for no consideration.
                              (D) Once a NQSO is transferred, any subsequent transfer of such transferred NQSO shall, notwithstanding Section 12(d)(i) hereof to the contrary, be permitted; provided, however, such subsequent transfer complies with all of the terms and conditions of this Section 12(d)(ii), with the exception of Section 12(d)(ii)(A) hereof.
                              (E) In order for a transfer to be effective, the Committee’s designated transfer agent must be used to effectuate the transfer. The costs of such transfer agent shall be borne solely by the transferor.
                              (F) In order for a transfer in accordance with Section 12(d)(ii) to be effective, the transferor must agree in writing prior to the transfer on a form provided by the Corporation to pay any and all payroll and withholding taxes due upon exercise of the transferred NQSO. In addition, prior to the exercise of the transferred NQSO by the transferee, arrangements must be made by the Grantee with the Corporation for the payment of any and all payroll and withholding taxes.
                              (G) Upon transfer, a NQSO continues to be governed by and subject to the terms and conditions of the Plan. A transferee of a NQSO is entitled to the same rights as the Grantee to whom such NQSO was originally granted, as if no transfer had taken place. Accordingly, the rights of the transferee are subject to the terms and conditions of the original grant of the NQSO, including provisions relating to expiration date, exercisability, exercise price and forfeiture.
                              (H) The Corporation shall be under no obligation to provide a transferee with any notice regarding the transferred NQSO held by the transferee upon forfeiture or any other circumstance.
                    (e) Regulatory Approvals and Listings. Notwithstanding any other provision of the Plan or Award Agreements made pursuant thereto, the Corporation shall not be required to issue or deliver any certificate or certificates for shares of Stock under the Plan prior to fulfillment of all of the following conditions:
                         (i) The listing, or approval for listing upon notice of issuance, of such shares on any securities exchange on which the Stock may then be traded;
                         (ii) Any registration or other qualification of such shares under any state or federal law or regulation, or other qualification which the Board shall, in its absolute discretion and upon the advice of counsel, deem necessary or advisable;
                         (iii) The obtaining of any other consent approval or permit from any state or federal government agency which the Board shall, in its absolute discretion and upon the advice of counsel, determine to be necessary or advisable; and

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                         (iv) The execution by the Grantee (or the Grantee’s legal representative) of such written representation that the Committee may in its sole discretion deem necessary or advisable to the effect that the shares then being purchased are being purchased for investment with no present intention of reselling or otherwise disposing of such shares in any manner which may result in a violation of the Securities Act and the placement upon certificates for such shares of an appropriate legend in connection therewith.
                    (f) In the case of a grant of an Option to any Employee or Consultant of a Subsidiary, the Corporation may, if the Committee so directs, issue or transfer the shares covered by the Option to the Subsidiary, for such lawful consideration as the Committee may specify, upon the condition or understanding that the Subsidiary will transfer the shares to the Employee or Consultant in accordance with the terms of the Plan and the Award Agreement relating to such Option.
                    (g) Governing Law. The Plan shall be governed by and construed in accordance with the laws of the State of New York, except as superseded by applicable federal law, without giving effect to its conflicts of law provisions.
                    (h) No Guarantee of Tax Consequences. No person connected with the Plan in any capacity, including, but not limited to, the Corporation and its directors, officers, agents and employees, makes any representation, commitment, or guarantee that any tax treatment, including, but not limited to, federal, state and local income, estate and gift tax treatment, will be applicable with respect to the tax treatment of any Award, or that such tax treatment will apply to or be available to a Grantee on account of participation in the Plan.
                    (i) Amendment or Termination. The Board may, at any time and for any reason, with or without prior notice, suspend, discontinue or terminate the Plan; provided, however, that no such action shall adversely affect the rights of Grantees to Awards previously granted hereunder. In addition, the Board may, at any time and for any reason, with or without prior notice, amend the Plan in any manner, but may not without stockholder approval, adopt any amendment which would: (i) increase the number of shares available under the Plan; (ii) expand the types of Awards available under the Plan; (iii) expand the class of persons eligible to participate in the Plan; (iv) extend the term of the Plan; (v) be a material amendment to the Plan, including, but not limited to, a change in the method of determining the exercise price of Options issued under the Plan; (vi) allow for repricing of Options or SARs issued under the Plan; (vii) terminate restrictions applicable to Awards (except in connection with a Grantee’s death, Disability or termination of employment or in connection with a Change in Control); or (viii) require the vote of the stockholders if such approval is necessary or desirable in order to comply with tax, securities, or other applicable laws or regulations, including, but not limited to, the listing requirements of the stock exchanges on which the securities of Corporation are listed.
                    (j) Duration of Plan. The Plan was approved by the Board on April 27, 2004, and became effective on June 10, 2004, upon the approval by the stockholders of the Corporation at the 2004 Annual Meeting of the Stockholders. Awards may not be granted under the Plan after June 9, 2014, but Awards theretofore granted may extend beyond that date.
* * * * *

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PROXY
ULTRALIFE BATTERIES, INC.
ANNUAL MEETING OF SHAREHOLDERS ON JUNE 8, 2006
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
     The undersigned hereby appoints each of John D. Kavazanjian and Peter F. Comerford as the undersigned’s proxy, with full power of substitution, to vote all of the undersigned’s shares of Common Stock in Ultralife Batteries, Inc. (the “Company”) at the Annual Meeting of Shareholders of the Company to be held on June 8, 2006 at 10:30 A.M. local time, at the offices of the Company, 2000 Technology Parkway, Newark, New York 14513, or at any adjournment, on the matters described in the Notice of Annual Meeting and Proxy Statement and upon such other business as may properly come before such meeting or any adjournments thereof, hereby revoking any proxies heretofore given.
(Continued and to be signed on the reverse side)

ANNUAL MEETING OF SHAREHOLDERS OF
ULTRALIFE BATTERIES, INC.
June 8, 2006
Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSALS 2, 3 AND 4. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1.	Election of Directors
Nominees:
☐	For all nominees	o	Carole L. Anderson
☐	Withhold Authority	o	Patricia C. Barron
	for all Nominees	o	Anthony J. Cavanna
		o	Paula H. J. Cholmondeley
☐	For All Except	o	Daniel W. Christman
	(See instructions below)	o	John D. Kavazanjian
		o	Ranjit C. Singh

Instruction: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold as shown here:

2.	Proposal to ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2006.	For ☐	Against ☐	Abstain ☐

3.	Proposal to amend the Company’s Amended and Restated Long-Term Incentive Plan by increasing from 750,000 to 1,500,000 the number of shares of the Company’s Common Stock authorized to be issued pursuant to the Plan.	For ☐	Against ☐	Abstain ☐

4.	Proposal to ratify and approve the grant of a non-statutory stock option to John D. Kavazanjian, the Company’s Chief Executive Officer, to acquire up to 80,000 shares of the Company’s Common Stock.	For ☐	Against ☐	Abstain ☐

5.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting and any adjournments thereof.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
☐	The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Annual Meeting and Proxy Statement dated May 3, 2006, describing more fully the proposals set forth herein.
Each properly executed proxy will be voted in accordance with specifications made hereon. Unless authority to vote for one or more of the nominees is specifically withheld according to the instructions, a signed Proxy will be voted FOR the election of the named nominees for directors and, unless otherwise specified, FOR the other proposals listed herein and described in the accompanying Proxy Statement.
I plan to attend the Meeting in person ☐

Signature	Date:	Signature	Date:
of Shareholder		of Shareholder

Note:	Please sign name exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.